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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                    811-3790

The Quantitative Group of Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
 Quantitative Investment Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                          March 31

Date of reporting period:                                         April 1, 2010 through September 30, 2010

ITEM 1. REPORTS TO SHAREOWNERS.

QUANT FUNDS

Quant Small Cap Fund

Quant Long/Short Fund

Quant Emerging Markets Fund

Quant Foreign Value Fund

Quant Foreign Value Small Cap Fund

SEMI-ANNUAL REPORT

September 30, 2010
TABLE OF CONTENTS
President’s Letter	2
Fund Expenses	3
Portfolio Manager Commentaries	5
Quant Small Cap Fund	5
Quant Long/Short Fund	9
Quant Emerging Markets Fund	13
Quant Foreign Value Fund	16
Quant Foreign Value Small Cap Fund	20
Schedules of Investments	24
Quant Small Cap Fund	24
Quant Long/Short Fund	30
Quant Emerging Markets Fund	37
Quant Foreign Value Fund	45
Quant Foreign Value Small Cap Fund	48
Statements of Assets and Liabilities	52
Statements of Operations	56
Statements of Changes in Net Assets	59
Statement of Cash Flows for Quant Long/Short Fund	64
Financial Highlights	65
Notes to Financial Statements	76
Information for Shareholders	87
Management Contract and Advisory Contract Approval	88
Service Providers	back cover

This report must be preceded or accompanied by a current Quant Funds prospectus for individuals who are not current shareholders of the Funds. You should read the prospectus carefully before investing because it contains more complete information on the Quant Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.quantfunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the Quant Funds nor U.S. Boston Capital Corporation is a bank.

QUANT FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Quantitative Group of Funds’ Semi-Annual Report for the six months ended September 30, 2010 to update you on recent market conditions and the performance of the Quant Funds.

For current performance information, please visit our website at www.quantfunds.com. We thank you for your continued confidence in the Quant Funds. Please feel free to e-mail us at feedback&commat;quantfunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Quant Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Quant Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Quant Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

QUANT FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses and Returns

The example provides information about actual account returns and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The example shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. They do not reflect any transactional costs. Thus, the “hypothetical” lines in the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the Funds’ prospectus for a complete description of these transactional costs.

QUANT FUNDS

Expense Example for the 6 months ended September 30, 2010
Quant Fund	Share Class	Total Return Description	Beginning Account Value 04/01/10	Ending Account Value 09/30/10	Annualized Expense Ratio	Expenses Paid* 04/01/10 09/30/10
Small Cap	Ordinary	Actual	$1,000.00	$1,016.40	1.64%	$8.27
		Hypothetical	$1,000.00	$1,016.86	1.64%	$8.28
	Institutional	Actual	$1,000.00	$1,017.20	1.40%	$7.06
		Hypothetical	$1,000.00	$1,018.06	1.40%	$7.07
Long/Short	Ordinary	Actual	$1,000.00	$938.40	1.99%	$9.66
		Hypothetical	$1,000.00	$1,015.10	1.99%	$10.04
	Institutional	Actual	$1,000.00	$939.80	1.76%	$8.54
		Hypothetical	$1,000.00	$1,016.27	1.76%	$8.87
Emerging Markets	Ordinary	Actual	$1,000.00	$1,079.60	1.73%	$9.04
		Hypothetical	$1,000.00	$1,016.37	1.73%	$8.77
	Institutional	Actual	$1,000.00	$1,081.00	1.48%	$7.70
		Hypothetical	$1,000.00	$1,017.67	1.48%	$7.46
Foreign Value	Ordinary	Actual	$1,000.00	$1,034.50	1.61%	$8.21
		Hypothetical	$1,000.00	$1,017.00	1.61%	$8.14
	Institutional	Actual	$1,000.00	$1,035.30	1.36%	$6.93
		Hypothetical	$1,000.00	$1,018.26	1.36%	$6.87
Foreign Value	Ordinary	Actual	$1,000.00	$1,059.30	1.70%	$8.79
Small Cap		Hypothetical	$1,000.00	$1,016.53	1.70%	$8.61
	Institutional	Actual	$1,000.00	$1,060.20	1.48%	$7.65
		Hypothetical	$1,000.00	$1,017.65	1.48%	$7.49

*	Expenses paid are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

QUANT SMALL CAP FUND

INVESTMENT PROFILE

All Data as of September 30, 2010

Investment Commentary

For the semi-annual period ended September 30, 2010, the Quant Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the Russell 2000 Index (the “Index”). The Fund achieved a return of 1.64% at net asset value compared to 0.25% for the Index.

Fund Information
Net Assets Under Management	$102.6 Million
Number of Companies	171
Price to Book Ratio	3.2
Price to Earnings Ratio	26.4
	Ordinary	Institutional
Total Expense Ratio (Net)	1.64%	1.40%
Ticker Symbol	USBNX	QBNAX

Market Conditions and Investment Strategies

Equity markets continued the strong first quarter rally into April followed by what seemed to be an orderly decline prompted by profit taking. But a series of events occurred including Europe’s sovereign debt crisis, the U.S. government’s plan for new financial regulation, the out of control Gulf oil spill, and ending with the stock market’s “Flash Crash” on May 6th. These events combined with a weak first quarter GDP, and a large drop in consumer confidence, put equity markets in full retreat by the end of the June. Market sentiment continued to be driven by talk of a double dip recession throughout the summer months. August was a dismal month for equities, but September, traditionally a weak month, turned in an historic and quite unexpected rally.

The Russell 2000 Index sector returns for the six month period were mixed. The Information Technology sector was the best performer gaining nearly 8%. Utilities were next with a return of over 6%, while Materials, Telecommunications Services, Consumer Staples, Industrials and Energy also posted positive returns. Underperforming were Financials, Health Care and Consumer Discretionary, all with negative returns of over 3%.

Analyzing our relative performance for the six month period, our best performance was in Financials where we gained over 1.5% versus the Index with Real Estate Investment Trust (REIT) holdings Entertainment Properties Trust and Ventas Inc. contributing a combined 1% to returns. We also added over 1.4% versus the Index in Industrials, primarily from stock selection, as patent licensing firm Acacia Research Corp. gained over 60% for the period. We added nearly 1.3% in Information Technology, mostly due to 3Par Inc., a computer storage company, which gained over 230% after a takeover battle was won by Hewlett-Packard Co. In Energy, we picked up 1% versus the benchmark as energy service company Core Laboratories N.V. rose 35% for the period.

Conversely, our stock selections in the Consumer Discretionary sector cost 3% of relative return as several holdings, including Chico’s FAS Inc., True Religion Apparel Inc., and Guess? Inc. all posted negative returns for the period.

Portfolio Changes

The Financials, Industrials and Materials sector weights all increased over the past six months. Our exposure to the Consumer Discretionary, Health Care, Energy and Consumer Staples sectors all declined. Changes in all other sectors were not material.

A Look Ahead

As we approach the end of the year, we are encouraged by the direction of the market but are reluctant to predict that a new bull market is imminent. The September advance occurred on light volume with poor breadth and with the Financials sector lagging, all which may be indications that the rally is exhausted. However, there is a large contingent of investors who have found refuge in low yielding bonds and have missed the rally. They may capitulate and drive prices higher as performance anxiety sets in towards year-end. Whatever the market’s direction, we will remain vigilant in the search for new market opportunities and be mindful to adjust the existing portfolio as conditions warrant.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams, CFA of Columbia Partners, L.L.C. Investment Management.

QUANT SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	36.6%
Core Laboratories N.V.	4.7%
SBA Communications Corporation	4.7%
Entertainment Properties Trust	4.4%
Compass Minerals International, Inc.	4.1%
Regal Entertainment Group	3.4%
GUESS?, Inc.	3.4%
Ventas, Inc.	3.3%
Hersha Hospitality Trust	2.9%
Gardner Denver, Inc.	2.9%
Alliance Data Systems Corporation	2.8%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	19.8%
Information Technology	17.0%
Consumer Discretionary	12.7%
Industrials	12.5%
Materials	10.1%
Health Care	8.5%
Energy	5.3%
Telecommunication Services	4.7%
Consumer Staples	3.6%
Cash and Other Assets (Net)	5.8%

Value of a $10,000 Investment
Quant Small Cap (QSC) Ordinary Shares vs.
Russell 2000 Index

Index $17,571
20000
16000
12000
4000
00
01
02
03
04
07
10

Average Annual Total Returns
	3Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	12.59%	1.64%	18.56%	(1.60)%	0.88%	9.69%	08/03/92
Institutional Shares1	12.65%	1.72%	18.94%	(1.27)%	1.31%	8.88%	01/06/93
Russell 20002	11.29%	0.25%	13.35%	1.60%	4.00%	8.55%	----------

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 08/03/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT LONG/SHORT FUND

INVESTMENT PROFILE

All Data as of September 30, 2010

Investment Commentary

For the semi-annual period ended September 30, 2010, the Quant Long/Short Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the S&P 500 Index (the “Index”). The Fund achieved a return of –6.16% at net asset value compared to –1.42% for the Index.

Fund Information
Net Assets Under Management	$48.1 Million
Number of Companies	137
Price to Book Ratio	1.8
Price to Earnings Ratio	11.3
	Ordinary	Institutional
Total Expense Ratio (Net)	1.99%	1.76%
Ticker Symbol	USBOX	QGIAX

Market Conditions and Investment Strategies

The Quant Long/Short Fund seeks to add value through both long and short positions, maintaining approximately 100% net equity exposure and keeping size, style, sector and beta characteristics similar to the benchmark. The Fund employs a disciplined, yet adaptive quantitative process that analyzes over 70 characteristics that impact equity prices. Analytic’s approach is systematic in the way the importance of these characteristics are measured, but is also able to recognize and adapt to changes based on both the business cycle and economic conditions. The strategy primarily attempts to add value by buying stocks with the most attractive factor profiles and shorting stocks with the least attractive factor profiles, within a set of risk constraints. Performance is therefore driven by the performance of the valuation model and is only minimally affected by market-wide factors.

Stocks returns were modestly negative for the period. Equities were down –9.5% for the first five months of the period, however, the conventional wisdom that September is a bad month for stocks did not hold true, as the semi-annual periods losses were virtually erased in the final month of the period alone.

While returns to factors within the Valuation category were mixed during the period, a positive exposure to the category helped to add value, as positive returns to certain factors (Dividend Yield) were enough to offset the negative returns experienced by others (Sales to Price ratios). Also, tilts away Growth characteristics helped throughout the period, as investors penalized such measures.

Unfortunately, the negative returns during the beginning of the period to traditional Quality factors, like Return on Assets, were not offset by the positive returns those characteristics experienced during the end of the period, thereby detracting from performance as the Fund was overweight such characteristics.

It is important to note that a majority of the underperformance occurred in August, which was marked by a sell-off that punished the valuation and top-line factors that had performed so well in the beginning of the year. This sentiment shift was particularly noticeable in the negative payoffs to Sales to Price and Asset Utilization, factors that had exhibited strong performance during the prior months as investors bought companies that were well positioned to benefit from a strengthening recovery. Adding to the aberration of August were the positive payoffs awarded to certain risk factors, which are rarely present during a pronounced market sell-off. The return to a focus on relative valuation and growth potential in September, along with the subsequent market rally, run counter to the renewed economic growth fears expressed in August.

Portfolio Changes

During the semi-annual period ended September 30, 2010, the Fund systematically increased exposure to securities with above average Valuation characteristics while decreasing exposure to securities with above average Risk characteristics. The Fund also decreased exposure to companies with attractive Growth characteristics.

A Look Ahead

Looking ahead, we expect the model to increase exposure to companies exhibiting above average Valuation characteristics, as well as maintain negative exposure to certain Growth characteristics. Exposures to companies with attractive Risk characteristics may decrease.

The Fund’s portfolio is managed by a team of portfolio managers at Analytic Investors, LLC. The lead portfolio managers are Harindra de Silva, Ph.D.,CFA, Dennis Bein, CFA, and Steve Sapra, CFA.

QUANT LONG/SHORT FUND

Top 10 Long Holdings
Percentage of total net assets	45.1%
International Business Machines	6.1%
Apple, Inc.	5.5%
ConocoPhillips	5.3%
Microsoft Corporation	4.7%
Time Warner, Inc.	4.5%
Amgen, Inc.	4.3%
Cognizant Technology Solutions Corporation	4.0%
Cardinal Health, Inc.	3.7%
McKesson Corporation	3.6%
The PNC Financial Services Group, Inc.	3.4%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Short Holdings
Percentage of total net assets	(19.8)%
Liberty Media Capital	(3.2)%
Ciena Corporation	(2.4)%
Vertex Pharmaceuticals Incorporated	(2.1)%
Human Genome Sciences, Inc.	(2.1)%
Monster Worldwide, Inc.	(2.0)%
MEMC Electronic Materials, Inc.	(2.0)%
Brocade Communications Systems, Inc.	(1.9)%
Novell, Inc.	(1.5)%
Alere, Inc.	(1.5)%
Dendreon Corporation	(1.1)%

Sector Allocation
Percentage of total net assets	100.0%
Information Technology	31.5%
Consumer Discretionary	20.4%
Health Care	19.8%
Financials	16.6%
Energy	10.9%
Consumer Staples	9.9%
Industirals	6.8%
Materials	4.7%
Telecommunication Services	4.7%
Utilities	3.7%
Cash and Other Assets (Net)	1.1%
Short Positions	(30.1)%

Value of a $10,000 Investment
Quant Long/Short (QLS) Ordinary Shares vs. S&P 500 Index

QLS
Index
12000
10000
8000
6000
4000
00
01
02
03
04
06
07
08
10

Average Annual Total Returns
	3Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	6.81%	(6.16)%	3.22%	(4.40)%	(5.27)%	8.03%	05/06/85
Institutional Shares1	6.84%	(6.02)%	3.95%	(4.29)%	(4.99)%	6.06%	03/25/91
S&P 5002	11.29%	(1.42)%	10.16%	0.64%	(0.43)%	9.93%	----------

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 05/29/85.

Short selling involves certain risks including the possibility that short positions do not limit the Fund’s stock market exposure as expected, that the future value of a short position increases above its recorded value potentially resulting in an unlimited loss and that the lender of a security sold short could terminate the loan at a price or time that is disadvantageous to the Fund.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2010

Investment Commentary

For the semi-annual period ended September 30, 2010, the Quant Emerging Markets Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI Emerging Markets (the “Index”). The Fund achieved a return of 7.96% at net asset value compared to 8.37% for the Index.

Fund Information
Net Assets Under Management	$252.7 Million
Number of Companies	255
Price to Book Ratio	1.9
Price to Earnings Ratio	11.5
	Ordinary	Institutional
Total Expense Ratio (Net)	1.73%	1.48%
Ticker Symbol	QFFOX	QEMAX

Market Conditions and Investment Strategies

On a sector basis, portfolio underperformance was primarily due to security selection in Telecommunication Services and Information Technology. Sectors that contributed to relative portfolio value were Financials and Materials. On a country basis, positions held in South Africa and Taiwan were the top detractors. Positions held in South Korea and India contributed.

The top detractor to relative performance stemmed from the Materials sector with an out of benchmark position held of the Luxembourg-based steel product producer and distributor, Evraz Group S.A. The top contributor to overall portfolio performance was an overweight position of the South Korea-based chemical product manufacturer, Hanwha Chemical Corporation.

In the six month period ending September 30, 2010, the Dynamic Alpha model performed relatively well across the MSCI Emerging Markets Index with the top three alpha deciles outperforming. Momentum factors worked well as both Earnings Momentum and Price Momentum displayed strong positive performance in the top two deciles. The performance of Quality factors was somewhat volatile throughout the period with Operating Efficiency working considerably well and Capital Expenditures working poorly. Valuation factors generally did not perform well during the period as both Earnings Yield and Discounted Cash Flow showed negative performance in the top deciles.

Portfolio Changes

There have been no significant changes in the Dynamic Emerging Markets Equity strategy in the past year.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by a team of portfolio managers at PanAgora Asset Management, Inc.

Top 10 Holdings
Percentage of total net assets	19.8%
Petroleo Brasileiro SA	3.1%
Samsung Electronics Co Ltd.	2.6%
Vale SA	2.4%
Vanguard Emerging Markets ETF	2.0%
Taiwan Semiconductor Manufacturing Co Ltd.	1.9%
CNOOC Ltd.	1.8%
China Construction Bank Corp	1.7%
Bank of China Ltd	1.5%
China Mobile Ltd.	1.4%
Lukoil OAO	1.4%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Country Allocations
Percentage of total net assets	87.9%
China	19.9%
Brazil	15.4%
South Korea	12.8%
Taiwan	9.9%
India	8.8%
Russia	5.4%
South Africa	5.3%
Malaysia	3.8%
Turkey	3.4%
Indonesia	3.2%

Sector Allocation
Percentage of total net assets	100.0%
Financials	24.1%
Materials	14.5%
Energy	13.0%
Information Technology	13.0%
Industrials	8.7%
Consumer Discretionary	8.5%
Consumer Staples	6.8%
Telecommunication Services	5.9%
Health Care	1.7%
Utilities	1.5%
Exchange Traded Funds	2.0%
Cash and Other Assets (Net)	0.3%

Value of a $10,000 Investment
Quant Emerging Markets (QEM) Ordinary Shares vs. MSCI EM Index

QEM $30,196
Index $25,850
44000
36000
28000
20000
12000
4000
00
01
02
03
04
05
06
07
08
09
10

Average Annual Total Returns
	3Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	18.27%	7.96%	21.25%	9.24%	14.18%	7.04%	09/30/94
Institutional Shares1	18.35%	8.10%	21.62%	9.53%	14.60%	9.24%	04/02/96
MSCI EM2	18.16%	8.37%	20.54%	13.08%	13.77%	6.52%	----------

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 09/30/94.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of September 30, 2010

Investment Commentary

For the semi-annual period ended September 30, 2010, the Quant Foreign Value Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund achieved a return of 3.45% at net asset value compared to 0.51% for the Index.

Fund Information
Net Assets Under Management	$400.8 Million
Number of Companies	51
Price to Book Ratio	2.1
Price to Earnings Ratio	83.6
	Ordinary	Institutional
Total Expense Ratio (Net)	1.61%	1.36%
Ticker Symbol	QFVOX	QFVIX

Market Conditions and Investment Strategies

For the sixth month period, the Fund’s benchmark beating returns can be attributed to portfolio outperformance in 8 out of 10 sectors. Financials were the top contributors, with State Bank of India posting double-digit returns. India remains an “under-banked” country relative to developed markets, and an emerging middle class is expected to utilize more banking services, gaining comfort with the concept of leverage. Other financials posting strong results including Scandinavian banks DnB NOR and Svenska Handelsbanken, as well as British-based Lloyds TSB Group.

Late cycle companies (primarily industrial companies that depend on capital spending) also added to the Fund’s positive gains for the period. After the 2007-2009 recession, concerns arose about replenishment of new orders. Recent discussions with company management teams pointed to increases in pre-order activity. Renewed strength of these late cycle companies portends underlying economic growth in emerging and some developed countries.

Stabilized Asian refining and higher global oil prices boosted energy holdings. Japanese consumer staples companies Meiji Holdings and Asahi Breweries also performed well. In healthcare, both pharmaceutical companies posted positive returns.

Materials started to rebound in the September quarter, as demand outstripped supply in some commodities. Yet, the Fund’s materials holdings remained in negative territory for the 6 month period. Irish building materials group CRH benefited from strong European business, but performance was impinged by weak volumes due to slow U.S. infrastructure spending at the state and local level.

In consumer discretionary, performance was hampered by British homebuilders. Constricted spending, reduced U.K. government funding and questions surrounding homebuyer taxes had a negative impact. However, budget cuts and less regulation may prove positive for the U.K. homebuilder industry. With negative news already priced into the homebuilder stocks and substantial upside in a recovery, we feel the stocks are undervalued on a three-to-five year view.

Portfolio Changes

During the six month period, we purchased a French biotech company designing therapeutic vaccines for specific cancers and Hepatitis C. We also invested in a German manufacturer of banking machines and point of sale hardware and software.

Japan’s Culture Convenience was eliminated from the portfolio due to concerns about the video rental industry. The Fund had only a small weighting in the stock that was slowly reduced over the past six months as fundamentals deteriorated.

A Look Ahead

We expect a slow economic recovery, punctuated by periods of good and bad news that will likely result in market volatility. More normal business cycles have returned, after an unprecedented growth trajectory in markets from the 1990s-2007. Today, expectations of individuals, corporations, and governments will be more cautious, conservative, and likely result in a more sustainable path to growth. Such rational behavior and environment can still result in very satisfactory investment returns, just not excessive and unsustainable returns.

The Fund’s pure value philosophy is expected to perform best in markets displaying volatility since these markets tend to present the best value opportunities. We continue to take advantage of market advance to sell holdings at a profit, while awaiting market declines to buy good companies at compelling valuations.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

QUANT FOREIGN VALUE FUND

Top 10 Holdings
Percentage of total net assets	27.2%
Thai Oil PLC	2.9%
DnB NOR ASA	2.9%
State Bank of India	2.9%
Samsung Electronics Company Ltd.	2.8%
Kone OYJ-B	2.7%
Duni AB	2.7%
Svenska Handelsbanken AB	2.7%
Technip S.A.	2.6%
Investor AB	2.5%
Smurfit Kappa Group PLC	2.5%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Country Allocations
Percentage of total net assets	74.9%
Germany	13.1%
Japan	11.5%
Sweden	10.2%
United Kingdom	9.8%
France	6.7%
Finland	6.3%
Ireland	5.8%
South Korea	4.7%
India	3.7%
Norway	3.1%

Sector Allocation
Percentage of total net assets	100.0%
Financials	17.9%
Industrials	17.9%
Materials	16.9%
Consumer Discretionary	14.7%
Energy	8.3%
Information Technology	5.7%
Consumer Staples	5.5%
Telecommunication Services	3.4%
Health Care	2.8%
Utilities	1.6%
Cash and Other Assets (Net)	5.3%

Value of a $10,000 Investment
Quant Foreign Value (QFV) Ordinary Shares vs. MSCI EAFE Index

QPY $21,764
Index $12,174
34000
28000
22000
16000
10000
4000
00
01
02
03
04
05
06
07
08
09
10

Average Annual Total Returns
	3Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	18.49%	3.45%	9.77%	1.97%	8.56%	5.96%	05/15/98
Institutional Shares1	18.47%	3.53%	9.97%	2.16%	8.82%	8.03%	12/18/98
MSCI EAFE2	16.53%	0.51%	3.71%	2.45%	2.99%	3.77%	----------

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of September 30, 2010

Investment Commentary

For the semi-annual period ended September 30, 2010, the Quant Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the S&P/Citigroup EPAC Small Cap Index (the “Index”). The Fund achieved a return of 5.93% at net asset value compared to 4.25% for the Index.

Fund Information
Net Assets Under Management	$100.8 Million
Number of Companies	69
Price to Book Ratio	2.3
Price to Earnings Ratio	21.3
	Ordinary	Institutional
Total Expense Ratio (Net)	1.70%	1.48%
Ticker Symbol	QFVOX	QFVIX

Market Conditions and Investment Strategies

We are pleased with the semi-annual performance of the Fund, as returns benefited from sector outperformance in energy, consumer discretionary, consumer staples, telecom and utilities.

Consumer discretionary stocks offered the greatest contribution, with two thirds of portfolio holdings producing double digit returns. British toy company Character Group was up strongly, attributable to the company’s two pronged business strategy: product expansion through the purchase of licenses and franchises from other toy manufacturers and continuation of the company’s stock buyback program. Clicks Group, the South African health and beauty retail chain, also experienced large gains, as its business model exhibited a strong growth trajectory.

Consumer staples rebounded from last quarter’s negative performance, bolstered by KRBL Limited, Thai Union and Glanbia, all of which posted double digit returns for the six month period. Comprising about 13% of the portfolio, defensive sectors including energy, telecom and utilities were not the strongest performers, yet each had meaningful positive gains. Defensive names were added due to their steady risk diversification characteristics. In telecom, Alternative Networks manages business telephone networks in the U.K. market; the company has been taking market share from competitors.

Detracting from better results were the late-cycle companies (namely materials and industrials), which suffered due to concerns about dwindling order books. In Industrials, Hampson Industries suffered on news of delayed orders from Boeing/Airbus, while Transcom Worldwide continues to undergo a restructuring. In materials, USHA Martin and Vetropack Holdings both decreased. However, recent discussions with company management teams have pointed to increases in pre-order activity. A resumption of order activity suggests underlying economic growth, especially in foreign economies. Many of the industrial and material companies in the portfolio have substantial exposure to emerging markets, which may drive a strong recovery in sales and cash flow.

Portfolio Changes

During the six month period, we sold holdings in the healthcare and materials sectors, utilizing market volatility to sell at rich valuations. One Russian bank stock was sold at a profit when analysis projected margin deterioration due to increasing competition.

We executed 13 new buys during the six month period, adding stocks in 8 out of 10 sectors. Such purchases directly align with our objective of bolstering the number of portfolio holdings that meet the strict fundamental criteria related to cash flow and valuations.

A Look Ahead

We expect volatility to persist, with periods of good and bad news impacting more traditional business cycles. In our opinion, such volatility is normal; the early 1990s through 2007 period proved an anomaly when virtually all sectors experienced unprecedented, strong growth. However, more normal business cycles and security markets have returned, portending a future of satisfactory investment returns, just not excessive and unsustainable returns.

Volatility allows us to take advantage of market advances to sell holdings at a profit; market declines allow us to buy good companies at compelling valuations.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

QUANT FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	19.2%
Alternative Networks plc	2.4%
Manila Water Company, Inc.	2.1%
Prosafe SE	2.1%
South Indian Bank Derivative	1.9%
Drädagerwerk AG	1.9%
China Hongxing Sports Limited	1.8%
M1 Ltd.	1.8%
NagaCorp Ltd.	1.8%
KRBL Limited Derivative	1.7%
LIC Housing Finance Ltd. Derivative	1.7%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Top 10 Country Allocations
Percentage of total net assets	68.0%
United Kingdom	17.2%
China	13.8%
India	8.3%
Ireland	5.6%
Japan	4.8%
Norway	4.5%
Sweden	4.3%
Germany	3.3%
Singapore	3.2%
South Africa	3.0%

Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	24.2%
Industrials	17.3%
Consumer Staples	9.9%
Financials	8.8%
Health Care	7.5%
Information Technology	7.0%
Materials	6.5%
Utilites	5.2%
Telecommunication Services	4.2%
Energy	3.7%
Cash and Other Assets (Net)	5.6%

Value of a $10,000 Investment
Quant Foreign Value Small Cap (QFVSC) Ordinary Shares vs. EPAC EMI Index

QFVSC
Index
12000
10000
8000
6000
4000
4/08
7/08
10/08
1/09
4/09
7/09
10/09
1/10
4/10
7/10

Average Annual Total Returns
	3Q 2010	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	16.10%	5.93%	17.62%	—	—	4.22%	5/1/2008
Institutional Shares1	16.17%	6.02%	17.89%	—	—	4.41%	5/1/2008
S&P/EPAC Small Cap Index	17.13%	4.25%	7.39%	—	—	(5.98)%	----------

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P/ Extended Market Europe Pacific Asia Composite (“S&P/ EMI EPAC”) Index measures the bottom 20% of institutionary investable capital of developed and emerging (after 09/30/1994) countries, selected by the index sponsor outside of the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/01/08.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT SMALL CAP FUND

SCHEDULE OF INVESTMENTS

September 30, 2010 (unaudited)

Common Stock—94.2%
	Shares	Value
AEROSPACE & DEFENSE—0.1%
Hawk Corporation, Class A (a)	661	$28,602
Sparton Corporation (a)	4,914	29,926
		58,528
AIRLINES—0.0%
Republic Airways Holdings, Inc. (a)	3,509	29,055
BANKS—2.5%
Arlington Asset Investment Corp.	1,208	28,158
Bank of the Ozarks, Inc.	7,458	276,618
CoBiz Financial, Inc.	112,690	626,556
F.N.B. Corporation	59,840	512,230
Pinnacle Financial Partners, Inc. (a)	27,658	254,177
WestAmerica Bancorporation	16,056	874,892
		2,572,631
BIOTECHNOLOGY—0.1%
BioDelivery Sciences International, Inc. (a)	9,845	28,846
CytRx Corporation (a)	40,020	30,011
Inhibitex, Inc. (a)	15,103	27,185
		86,042
CHEMICALS—3.3%
Balchem Corporation	36,339	1,121,422
Ferro Corporation (a)	87,999	1,134,307
Innospec, Inc. (a)	1,941	29,561
LSB Industries, Inc. (a)	56,336	1,046,160
Material Sciences Corporation (a)	6,693	29,851
OMNOVA Solutions, Inc. (a)	3,877	27,876
Quaker Chemical Corporation	880	28,653
		3,417,830
COMMERCIAL SERVICES & SUPPLIES—6.6%
Acacia Research Corporation (a)	142,512	2,508,212
Aegean Marine Petroleum Network, Inc.	23,855	396,947
APAC Customer Services, Inc. (a)	5,235	29,630
Ballantyne Strong, Inc. (a)	3,402	29,427
CAI International, Inc. (a)	1,937	29,384
Clean Harbors, Inc. (a)	5,835	395,321
Collectors Universe, Inc.	2,121	28,570
Diamond Management & Technology Consultants, Inc. (a)	2,306	28,825
Kforce, Inc. (a)	64,328	882,580
MediaMind Technologies, Inc. (a)	26,064	359,684
National Technical Systems, Inc.	4,121	31,732
RCM Technologies, Inc. (a)	5,804	29,252
The Providence Service Corporation (a)	1,939	31,780
Waste Connections, Inc.	50,280	1,994,105
		6,775,449
COMMUNICATIONS EQUIPMENT—3.4%
Atheros Communications, Inc. (a)	10,004	263,605
Hughes Communications, Inc. (a)	15,378	419,050
NICE-Systems Ltd. (a)(c)	79,909	2,500,353
Powerwave Technologies, Inc. (a)	15,677	28,532
Westell Technologies, Inc., Class A (a)	12,542	28,847
Ulticom, Inc.	33,928	268,710
		3,509,097
COMPUTERS & PERIPHERALS—0.1%
Key Tronic Corporation (a)	5,061	30,113
TransAct Technologies, Inc. (a)	3,698	29,584
		59,697
CONSTRUCTION & ENGINEERING—0.3%
MasTec, Inc. (a)	29,348	302,871
CONSTRUCTION MATERIALS—0.0%
United States Lime & Minerals, Inc. (a)	762	29,459
CONTAINERS & PACKAGING—2.7%
Silgan Holdings, Inc.	55,449	1,757,734
Sonoco Products Company	27,546	921,138
UFP Technologies, Inc. (a)	2,622	30,861
		2,709,733
DISTRIBUTORS—0.0%
Navarre Corporation (a)	11,224	29,182
DIVERSIFIED FINANCIALS—3.8%
Dominion Resources Black Warrior Trust	2,185	29,716
Fifth Street Finance Corp.	83,053	925,210
First Cash Financial Services, Inc. (a)	42,734	1,185,869
optionsXpress Holdings, Inc. (a)	40,573	623,201
Kohlberg Capital Corporation	4,452	29,784
Meta Financial Group, Inc.	916	29,266
NewStar Financial, Inc. (a)	4,175	30,937
Texas Pacific Land Trust	785	31,400
Tower Bancorp, Inc.	30,334	614,870
TradeStation Group, Inc. (a)	61,263	403,111
Virtus Investment Partners, Inc. (a)	971	29,382
		3,932,746
ELECTRICAL EQUIPMENT—1.7%
Infinera Corporation (a)	82,517	962,973
Powell Industries, Inc. (a)	943	29,346
Power-One, Inc. (a)(b)	71,633	651,144
Preformed Line Products Company	850	29,640
		1,673,103
ELECTRONIC EQUIPMENT & INSTRUMENTS—4.8%
DDi Corp.	3,300	30,492
eMagin Corporation (a)	8,967	28,605
ePlus, Inc. (a)	1,349	28,936
Finisar Corporation (a)	95,339	1,791,421
Measurement Specialties, Inc. (a)	1,661	30,695
OSI Systems, Inc. (a)	36,895	1,340,026
Richardson Electronics, Ltd.	2,820	29,610
Riverbed Technology (a)	35,664	1,625,565
SL Industries, Inc. (a)	2,060	29,025
SMTC Corporation (a)	8,435	29,016
		4,963,391
ENERGY EQUIPMENT & SERVICES—4.7%
Core Laboratories N.V.	55,052	4,846,778
FOOD DRUG & RETAILING—2.1%
Arden Group, Inc., Class A	345	28,463
United Natural Foods, Inc. (a)	64,824	2,148,267
		2,176,730
FOOD PRODUCTS—1.4%
Diamond Foods, Inc.	33,779	1,384,601
Inventure Foods, Inc. (a)	7,839	29,553
Overhill Farms, Inc. (a)	6,010	27,406
		1,441,560
HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
Kensey Nash Corporation (a)	961	27,763
LeMaitre Vascular, Inc. (a)	4,139	29,180
Matrixx Initiatives, Inc. (a)	5,701	29,075
Nutraceutical International Corporation (a)	1,899	29,795
NuVasive, Inc. (a)	18,120	636,737
Shamir Optical Industry, Ltd.	2,656	28,525
Sirona Dental Systems, Inc. (a)	18,850	679,354
SXC Health Solutions, Corp. (a)	40,459	1,475,540
Synergetics USA, Inc. (a)	10,377	29,056
Vascular Solutions, Inc. (a)	2,587	29,699
		2,994,724
HEALTH CARE PROVIDERS & SERVICES—5.0%
BioScrip, Inc. (a)	196,885	1,015,927
Continucare Corporation (a)	7,176	30,139
eResearch Technology, Inc. (a)	136,026	1,017,474
Five Star Quality Care, Inc. (a)	5,758	29,078
Health Grades, Inc. (a)	3,522	28,845
Henry Schein, Inc. (a)	25,799	1,511,305
Metropolitan Health Networks, Inc. (a)	7,754	29,465
Psychemedics Corporation	3,086	28,700
Universal Health Services, Inc.	37,295	1,449,284
		5,140,217
HOTELS, RESTAURANTS & LEISURE—0.5%
AFC Enterprises, Inc. (a)	2,357	29,227
California Pizza Kitchen, Inc. (a)	26,072	444,788
Famous Dave’s of America, Inc. (a)	3,149	29,947
Full House Resorts, Inc. (a)	9,014	28,304
Krispy Kreme Doughnuts, Inc. (a)	6,541	29,958
		562,224

HOUSEHOLD DURABLES—0.0%
Emerson Radio Corp. (a)	12,878	28,976
INSURANCE—0.8%
Aspen Insurance Holdings Limited	26,142	791,580
NYMAGIC, Inc.	1,122	28,802
Primus Guaranty, Ltd. (a)	6,244	28,472
		848,854
INTERNET & CATALOG RETAIL—0.1%
Overstock.com, Inc. (a)	1,874	29,459
Stamps.com Inc. (a)	2,255	29,315
		58,774
INTERNET SOFTWARE & SERVICES—1.7%
A.D.A.M., Inc. (a)	4,431	28,093
HealthStream, Inc. (a)	5,495	29,233
Internet Capital Group, Inc. (a)	156,089	1,721,662
		1,778,988
IT CONSULTING & SERVICES—2.8%
Alliance Data Systems Corporation (a)	43,316	2,826,802
Internap Network Services Corporation (a)	5,935	29,141
		2,855,943
MACHINERY—3.7%
Gardner Denver, Inc.	55,353	2,971,350
The Middleby Corporation (a)	13,337	845,432
		3,816,782
MARINE—0.0%
International Shipholding Corporation	1,051	29,680
MEDIA—3.5%
Journal Communications, Inc., Class A (a)	6,708	30,253
ReachLocal, Inc. (a)	2,190	30,178
Regal Entertainment Group	269,757	3,539,212
		3,599,643
METALS & MINING—4.1%
Compass Minerals International, Inc.	54,399	4,168,051
Great Northern Iron Ore Properties	240	28,356
		4,196,407
MULTILINE RETAIL—0.9%
Fred’s, Inc., Class A	74,778	882,380
Gordmans, Inc. (a)	2,613	30,180
		912,560
OIL & GAS—0.6%
L & L Energy, Inc. (a)	3,737	29,971
Natural Gas Services Group, Inc. (a)	37,099	547,952
Whiting USA Trust I	1,415	29,559
		607,482
PERSONAL PRODUCTS—0.1%
Natural Alternatives International, Inc. (a)	3,776	29,868
The Female Health Company	5,590	28,789
		58,657
PHARMACEUTICALS—0.5%
Hi-Tech Pharmacal Co., Inc. (a)	1,431	28,963
Penwest Pharmaceuticals Co. (a)	5,781	28,847
Supergen, Inc. (a)	13,671	28,572
Targacept, Inc. (a)	20,440	456,630
		543,012
REAL ESTATE—12.7%
AMB Property Corporation	24,654	652,591
American Campus Communities, Inc.	41,290	1,256,868
Dynex Capital, Inc.	2,649	28,556
Entertainment Properties Trust	104,488	4,511,792
Hersha Hospitality Trust	580,209	3,005,483
Newcastle Investment Corp. (a)	9,246	28,663
RAIT Financial Trust (a)	16,968	27,997
Resource Capital Corp.	4,371	27,756
Ventas, Inc.	66,312	3,419,710
Winthrop Realty Trust	2,277	28,144
		12,987,560
ROAD & RAIL—0.1%
RailAmerica, Inc. (a)	9,567	92,130
SEMICONDUCTOR EQUIPMENT & PRODUCTS—0.7%
8x8, Inc. (a)	13,112	28,191
AXT, Inc. (a)	4,299	28,459
Nova Measuring Instruments Ltd. (a)	4,832	28,751
Ramtron International Corporation (a)	7,692	28,460
RF Micro Devices, Inc. (a)	95,981	589,323
		703,184
SOFTWARE—3.5%
Blackboard, Inc. (a)(b)	53,009	1,910,444
Magic Software Enterprises Ltd.	11,224	28,060
Peerless Systems Corporation (a)	9,043	29,028
Phoenix Technologies Ltd. (a)	7,303	28,482
SuccessFactors, Inc. (a)	11,591	291,050
Verint Systems Inc. (a)	43,133	1,274,580
		3,561,644
SPECIALTY RETAIL—2.0%
America’s Car-Mart, Inc. (a)	1,127	28,378
Borders Group, Inc. (a)	23,644	28,136
Chico’s FAS, Inc.	161,933	1,703,535
Hastings Entertainment, Inc. (a)	4,438	30,134
Kirkland’s, Inc. (a)	2,095	29,037
PC Connection, Inc. (a)	4,205	28,720
Select Comfort Corporation (a)	4,163	28,225
The Talbots, Inc. (a)	11,716	153,480
Winmark Corporation	860	28,758
		2,058,403
TEXTILES & APPAREL—5.7%
Cherokee, Inc.	1,538	28,053
Crocs, Inc. (a)	88,660	1,153,467
GUESS?, Inc.	84,932	3,450,787
Kid Brands, Inc. (a)	3,362	28,913
LaCrosse Footwear, Inc.	2,118	29,250
Phillips-Van Heusen Corporation	17,990	1,082,278
		5,772,748
WIRELESS TELECOMMUNICATION SERVICES—4.7%
SBA Communications Corporation (a)	119,164	4,802,309
USA Mobility, Inc.	1,776	28,469
		4,830,778
TOTAL COMMON STOCK
(Cost $78,615,969)		96,653,252
Short Term Investments—6.7%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .01%, 10/01/10, (Dated 09/30/10), Collateralized by $6,580,000 par U.S. Treasury Note—2.5% due 04/30/15, Market Value $7,045,206, Repurchase Proceeds $6,907,002 (Cost $6,907,000)	$6,907,000	6,907,000
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—100.9% (Cost $85,522,969)		103,560,252
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—1.1%
Money Market—1.1%
JP Morgan Prime Money Market Fund—Inst. (Cost $1,167,707)	$1,167,707	$1,167,707
TOTAL INVESTMENTS—102.0% (Cost $86,690,676)		104,727,959
OTHER ASSETS & LIABILITIES (NET)—(2.0%)		(2,141,541)
NET ASSETS—100%		$102,586,418

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts

The Portfolio is actively managed and holdings are subject to change.

There is no guarantee the Fund will continue to invest in the securities referenced.

Reference to specific securities or holdings should not be considered recommendations for action by investors.

The accompanying notes are an integral part of these financial statements..

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS
September 30, 2010 (unaudited)

Common Stock—98.9%

Long Positions—129.0%
	Shares	Value
AEROSPACE & DEFENSE—1.2%
General Dynamics Corporation	3,900	244,959
Lockheed Martin Corporation (b)	5,057	360,463
		605,422
AIRLINES—0.8%
Continental Airlines, Inc. (a)	14,850	368,874
AUTOMOBILES & COMPONENTS—2.8%
Ford Motor Company (a)(b)	105,494	1,291,247
The Goodyear Tire & Rubber Company (a)	6,294	67,660
		1,358,907
BANKS—7.6%
East West Bancorp, Inc.	19,535	318,030
M&T Bank Corporation (b)	11,956	978,120
New York Community Bancorp, Inc. (b)	45,847	745,014
The PNC Financial Services Group, Inc.	31,203	1,619,748
		3,660,912
BUILDING PRODUCTS—0.9%
Owens Corning (a)(b)	16,290	417,513
CHEMICALS—2.8%
Airgas, Inc.	434	29,490
E. I. du Pont de Nemours and Company	2,551	113,826
Eastman Chemical Company (b)	3,070	227,180
Huntsman Corporation	67,863	784,496
The Dow Chemical Company	6,778	186,124
		1,341,116
COMMERCIAL SERVICES & SUPPLIES—1.7%
Career Education Corporation (a)	4,737	101,703
Con-way, Inc.	2,749	85,192
ITT Educational Services, Inc. (a)(b)	8,983	631,235
		818,130
COMMUNICATIONS EQUIPMENT—0.4%
Harris Corporation	146	6,466
JDS Uniphase Corporation (a)(b)	15,195	188,266
		194,732
COMPUTERS & PERIPHERALS—12.7%
Apple, Inc. (a)(b)	9,343	2,651,076
International Business Machines	21,818	2,926,667
Lexmark International, Inc. (a)	6,028	268,969
SanDisk Corporation (a)(b)	7,068	259,042
		6,105,754

CONSTRUCTION & ENGINEERING—0.1%
Chicago Bridge & Iron Company N.V. (a)	1,066	26,064
CONSUMER SERVICES—0.4%
H&R Block, Inc.	14,001	181,313
CONTAINERS & PACKAGING—0.0%
Pactiv Corporation (a)	609	20,085
DISTRIBUTORS—0.8%
WESCO International, Inc. (a)	10,146	398,636
DIVERSIFIED FINANCIAL SERVICES—3.7%
Capital One Financial Corporation (b)	3,864	152,821
Citigroup, Inc. (a)	108,616	423,602
JPMorgan Chase & Co.	4,962	188,903
Morgan Stanley	6,682	164,912
NYSE Euronext	6,219	177,677
The Goldman Sachs Group, Inc. (b)	4,539	656,249
		1,764,164
DIVERSIFIED TELECOMMUNICATION SERVICES—2.4%
AT&T Corporation (b)	13,365	382,239
Qwest Communications International, Inc.	7,337	46,003
Sprint Nextel Corporation (a)(b)	149,466	692,028
		1,120,270
ELECTRIC UTILITIES—3.6%
Constellation Energy Group, Inc., (b)	10,811	348,547
DTE Energy Company	2,236	102,699
Exelon Corporation	30,109	1,282,041
		1,733,287
ELECTRICAL EQUIPMENT—0.3%
Rockwell Automation, Inc. (b)	2,237	138,090
ELECTRONIC EQUIPMENT & INSTRUMENTS—4.1%
Jabil Circuit, Inc. (b)	86,240	1,242,718
Molex Incorporated	814	17,037
Tech Data Corporation (a)(b)	17,426	702,268
		1,962,023
FOOD PRODUCTS—4.7%
Sara Lee Corporation (b)	24,767	332,621
The Hershey Company (b)	13,946	663,690
Tyson Foods, Inc. (b)	80,134	1,283,747
		2,280,058
FOOD STAPLES & DRUG RETAILING—2.1%
Supervalu, Inc. (b)	86,252	994,486
HEALTH CARE EQUIPMENT & SERVICES—4.1%
Covidien plc	2,136	85,846
McKesson Corporation	27,852	1,720,697
Medtronic, Inc.	2,363	79,349
WellPoint, Inc. (a)	1,619	91,700
		1,977,592
HEALTH CARE PROVIDERS & SERVICES—3.7%
Cardinal Health, Inc. (b)	54,167	1,789,678

HOTELS, RESTAURANTS & LEISURE—0.1%
Marriott International, Inc.	1,256	45,002
HOUSEHOLD DURABLES—0.4%
Newell Rubbermaid, Inc.	9,690	172,579
Whirlpool Corporation	265	21,454
		194,033
HOUSEHOLD PRODUCTS—0.5%
Kimberly-Clark Corporation	974	63,359
The Clorox Company (b)	2,352	157,019
		220,378
INSURANCE—1.9%
Prudential Financial, Inc.	17,223	933,142
IT CONSULTING & SERVICES—3.9%
Cognizant Technology Solutions Corporation (a)	29,505	1,902,187
LEASURE EQUIPMENT & PRODUCTS—0.1%
Eastman Kodak Company (b)	8,039	33,764
MACHINERY—1.8%
Joy Global, Inc. (b)	12,577	884,415
MEDIA—11.0%
Comcast Corporation (b)	35,771	646,740
DISH Network Corporation (a)	5,531	105,974
Gannett Co., Inc.	13,617	166,536
Netflix, Inc. (a)(b)	4,408	714,801
The New York Times Company (a)(b)	27,383	211,945
Time Warner Cable, Inc.	19,070	1,029,589
Time Warner, Inc.	70,349	2,156,197
Viacom, Inc. (a)(b)	6,648	240,591
		5,272,373
METALS & MINING—1.4%
AK Steel Holding Corporation	665	9,184
Newmont Mining Corporation	10,273	645,247
		654,431
OIL & GAS—10.9%
Apache Corporation (b)	5,011	489,875
Chevron Corporation	5,780	468,469
ConocoPhillips (b)	44,237	2,540,531
Devon Energy Corporation	15,531	1,005,477
Frontline Ltd.	694	19,730
Marathon Oil Corporation	11,665	386,112
Valero Energy Corporation	18,755	328,400
		5,238,594
PAPER & FOREST PRODUCTS—0.5%
International Paper Company	12,031	261,674
PHARMACEUTICALS & BIOTECHNOLOGY—12.0%
Amgen, Inc. (a)	37,270	2,053,950
Biogen Idec, Inc. (a)(b)	24,736	1,388,184
Celgene Corporation (a)(b)	3,975	229,000
Eli Lilly and Company (b)	34,400	1,256,632
Gilead Sciences, Inc. (a)(b)	14,848	528,737
Johnson & Johnson	5,117	317,049
		5,773,552
REAL ESTATE—3.4%
Chimera Investment Corporation (b)	367,626	1,452,123
Forest City Enterprises, Inc. (a)	14,753	189,281
		1,641,404
RETAILING—4.8%
Amazon.com, Inc. (a)	5,407	849,223
Best Buy Co., Inc. (b)	23,659	965,997
PetSmart, Inc. (b)	8,496	297,360
priceline.com Incorporated (a)	576	200,644
		2,313,224
SEMICONDUCTOR EQUIPMENT—4.5%
Advanced Micro Devices, Inc. (a)(b)	151,403	1,076,475
Micron Technology, Inc. (a)(b)	143,827	1,036,993
Teradyne, Inc. (a)	3,074	34,244
		2,147,712
SOFTWARE & SERVICES—5.9%
McAfee, Inc. (a)	715	33,791
Microsoft Corporation	92,768	2,271,888
VMware, Inc. (a)(b)	6,278	533,254
		2,838,933
TOBACCO—2.6%
Philip Morris International, Inc.	22,788	1,276,584
UTILITIES—0.1%
Allegheny Energy, Inc.	890	21,823
WIRELESS TELECOMMUNICATIONS—2.3%
MetroPCS Communications, Inc. (a)(b)	42,310	442,562
NII Holdings, Inc. (a)	16,458	676,424
		1,118,986
TOTAL LONG POSITIONS—129.0%
(Cost $61,813,835)		62,029,317
Short Positions—(30.1%)
AUTOMOBILES & COMPONENTS—(0.4%)
LKQ Corporation (a)	(9,503)	(197,663)
BANKS—(0.4%)
Wilmington Trust Corporation	(21,062)	(189,137)
BIOTECHNOLOGY—(5.2%)
Dendreon Corporation (a)	(12,640)	(520,515)
Human Genome Sciences, Inc. (a)	(33,551)	(999,484)
Vertex Pharmaceuticals Incorporated (a)	(29,003)	(1,002,634)
		(2,522,633)
CHEMICALS—(0.9%)
Intrepid Potash, Inc. (a)	(16,202)	(422,386)

COMMERCIAL SERVICES AND SUPPLIES—(2.2%)
Genpact Limited	(4,818)	(85,423)
Monster Worldwide, Inc. (a)	(74,550)	(966,168)
		(1,051,591)
COMMUNICATIONS EQUIPMENT—(2.4%)
Ciena Corporation (a)	(73,774)	(1,148,661)
CONSUMER SERVIES & SUPPLIES—(0.4%)
Apollo Group, Inc. (a)	(4,129)	(212,024)
DIVERSIFIED FINANCIAL SERVICES—(0.5%)
Interactive Brokers Group, Inc. (a)	(1,281)	(22,046)
Marshall & Ilsley Corporation	(20,698)	(145,714)
Morningstar, Inc. (a)	(1,166)	(51,957)
		(219,717)
DIVERSIFIED TELECOMMUNICATION SERVICES—(0.4%)
Clearwire Corporation (a)	(26,804)	(216,844)
ENERGY EQUIPMENT & SERVICES—(0.7%)
Cobalt International Energy, Inc. (a)	(37,074)	(354,057)
FOOD & DRUG RETAILING—(0.0%)
Central European Distribution Corporation (a)	(189)	(4,219)
HEALTH CARE EQUIPMENT & SERVICES—(0.1%)
Boston Scientific Corporation (a)	(3,661)	(22,442)
Hologic, Inc. (a)	(2,646)	(42,362)
		(64,804)
HEALTH CARE PROVIDERS & SERVICES—(1.5%)
Alere, Inc. (a)	(23,183)	(717,050)
LEISURE EQUIPMENTS & PRODUCTS—(0.2%)
IAC/InterActiveCorp (a)	(3,595)	(94,441)
MEDIA—(6.7%)
Brocade Communications Systems, Inc. (a)	(152,445)	(890,279)
Clear Channel Outdoor Holdings, Inc. (a)	(25,473)	(291,156)
DreamWorks Animation SKG, Inc. (a)	(2,922)	(93,241)
Lamar Advertising Company (a)	(12,602)	(400,996)
Liberty Media Capital (a)	(29,450)	(1,533,167)
		(3,208,839)
OIL & GAS—(0.6%)
Comstock Resources, Inc. (a)	(13,170)	(296,193)
PHARMACEUTICALS & BIOTECHNOLOGY—(0.7%)
King Pharmaceuticals, Inc. (a)	(32,066)	(319,377)
REAL ESTATE—(0.4%)
Corrections Corporation of America (a)	(1,647)	(40,648)
Douglas Emmett, Inc.	(9,325)	(163,281)
		(203,929)
SEMICONDUCTOR EQUIPMENT—(3.3%)
Cypress Semiconductor Corporation (a)	(13,431)	(168,962)
MEMC Electronic Materials, Inc. (a)	(79,658)	(949,523)
Rambus, Inc. (a)	(22,418)	(467,191)
		(1,585,676)

SOFTWARE & SERVICES—(2.3%)
Novell, Inc. (a)	(120,806)	(721,212)
Nuance Communications, Inc. (a)	(23,918)	(374,077)
		(1,095,289)

UTILITIES—(0.8%)
RRI Energy, Inc. (a)	(102,439)	(363,659)
TOTAL SHORT POSITIONS—(30.1%)
(Proceeds $13,667,463)		(14,488,189)
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—98.9%
(Cost $48,146,372)		47,541,128

Short Term Investments—0.4%
	Par Value	Value
T Bills—0.4%
U.S. Treasury Bill, due 2/10/2011 (c) (Cost $199,835)	$200,000	$199,896
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—15.3%
Registered Money Market—15.3%
State Street Navigator Securities Lending Prime Portfolio (Cost $7,352,939)	$7,352,939	7,352,939
TOTAL INVESTMENTS—114.6%
(Cost $55,699,146)		55,093,963
OTHER ASSETS & LIABILITIES (NET)—(14.6%)		(7,018,541)
NET ASSETS—100%		$48,075,422

(a)	Non-Income producing security
(b)	All or a portion of this security was out on loan.
(c)	At September 30, 2010, Certain United States Treasury Bills with a market value of $199,896 were pledged to cover margin requirements for futures contracts.
Futures Contracts at September 30, 2010: Contracts—$50 times premium/delivery month/commitment
	S&P 500 E Mini Index	Unrealized Appreciation
	9/Dec2010/Long	$9,494
Short security positions may be held with cash collateral for securities loaned.
The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
September 30, 2010 (unaudited)

Common Stock—91.0%
	Shares	Value
BRAZIL—8.7%
Banco Bradesco SA (c)	5,229	106,567
Banco do Brasil SA	143,610	2,718,707
BR Malls Participacoes SA (a)	37,089	309,002
Brasil Telecom Participacoes SA	41,026	362,591
Cielo SA	85,749	744,216
Companhia de Bebidas das Americas (c)	15,506	1,919,333
Cosan SA Industria e Comercio	71,002	1,051,727
Energias do Brasil SA (a)	43,527	938,657
Equatorial Energia SA (a)	25,646	154,885
Light SA	8,035	102,260
M. Dias Branco SA (a)	4,099	100,205
Petroleo Brasileiro SA	183,687	3,290,175
Petroleo Brasileiro SA (c)	134,987	4,430,273
Redentor Energia SA	25,646	116,655
Souza Cruz SA (a)	42,613	2,123,118
Sul America SA (a)	23,619	264,413
Tele Norte Leste Participacoes SA (c)	101,544	1,429,740
Vale SA	57,936	1,785,325
		21,947,849
CHILE—1.5%
Banco Santander Chile (c)	21,605	2,085,963
Enersis SA (c)	44,064	1,035,945
Lan Airlines SA (b)(c)	25,723	757,285
		3,879,193
CHINA—19.9%
Bank of China Ltd.	7,250,902	3,821,426
Bosideng International Holdings Ltd.	1,386,000	603,657
Central China Real Estate Ltd. (a)	1,269,770	310,877
China Coal Energy Co., Ltd.	1,051,000	1,736,205
China Construction Bank Corporation	4,942,709	4,330,961
China Mobile Limited	356,734	3,654,449
China Petroleum & Chemical Corporation	2,522,000	2,235,856
China Pharmaceutical Group Limited	1,958,752	1,009,601
China Shenhua Energy Co., Ltd.	462,000	1,910,985
China Shineway Pharmaceutical Group Limited	50,000	176,535
China State Construction Engineering Corporation	1,336,000	805,680
China Unicom (Hong Kong) Ltd. (a)	1,242,000	1,814,868
China Yuchai International Ltd.	22,321	427,001
CNOOC Limited	2,338,058	4,537,227
COSCO International Holdings Ltd.	856,000	511,802
Daphne International Holdings Ltd.	318,000	375,757
Dongfeng Motor Group Company Limited	1,301,069	2,665,678
Fosun International	515,000	409,452
Fufeng Group Limited (a)	288,000	205,595
Great Wall Motor Co., Ltd. (b)	530,000	1,441,015
Greentown China Holdings Ltd.	393,000	427,411
GZI Real Estate Investment Trust	233,000	117,093
Haitian International Holdings Ltd.	118,000	115,560
Industrial & Commercial Bank of China Ltd.	157,215	117,093
Kingboard Chemical Holdings, Ltd.	29,500	149,771
Kowloon Development Co., Ltd.	130,000	145,235
Lianhua Supermarket Holdings Co., Ltd.	64,000	261,014
Real Gold Mining Limited (b)	168,500	300,067
Renhe Commercial Holdings (a)	6,230,230	1,164,079
Shenzhen Investment Ltd.	828,000	299,811
Silver Grant International Industries Ltd.	366,000	115,547
Sino Biopharmaceutical Limited (b)	918,036	370,266
Sinolink Worldwide Holdings Limited	3,205,055	503,855
Soho China Limited	1,972,000	1,405,214
Tencent Holdings Limited	118,169	2,580,974
Texwinca Holdings Ltd.	196,000	223,517
TPV Technology Limited	930,000	613,569
Tsingtao Brewery Co., Ltd.	16,000	91,644
Weichai Power Company Ltd. (a)	160,000	1,700,921
Yanzhou Coal Mining Company Limited	956,448	2,346,598
Yue Yuen Industrial Holdings Ltd.	188,000	695,264
Zhaojin Mining Industry Co. Ltd., H Shares	69,500	214,039
Zhejiang Expressway Co., Ltd. (a)	1,180,000	1,116,062
Zijin Mining Group Co., Ltd.	1,080,285	918,740
		48,977,971
CZECH REPUBLIC—0.7%
Komercni Banka AS	7,920	1,724,621
HUNGARY—0.5%
Egis Gyogyszergyar Nyrt.	2,555	279,968
Magyar Telekom Telecommunications PLC	162,058	529,546
Richter Gedeon Nyrt.	1,436	331,638
		1,141,152
INDIA—8.8%
ACC Limited	39,575	876,313
Allahabad Bank	226,017	1,171,707
Andhra Bank	346,779	1,232,074
Apollo Tyres Ltd.	244,797	441,272
Balrampur Chini Mills	569,740	1,179,166
Bank of Baroda	105,012	2,046,139
Canara Bank	139,315	1,804,259
Chambal Fertilisers & Chemicals Limited	558,541	858,290
Great Eastern Shipping Company Limited	75,354	528,073
Hindalco Industries Ltd.	359,602	1,567,732
Indian Bank	206,230	1,271,755
Indian Overseas Bank	120,612	352,965
Jet Airways (India) Ltd.	39,309	714,622
Lupin Limited	55,900	484,483
Oil and Natural Gas Corp. Limited	69,802	2,172,895
Oriental Bank of Commerce	154,841	1,588,038
Patni Computer Systems	89,695	828,384
Rolta India Limited	122,669	442,247
Tata Chemicals Ltd.	144,873	1,299,295
Tata Global Beverages Ltd.	54,340	146,386
Tata Motors Ltd.	2,953	71,950
Tata Steel Limited	31,422	455,928
Union Bank of India	54,022	466,524
Welspun Corp Ltd.	37,339	223,527
		22,224,024
INDONESIA—3.2%
PT Astra International Tbk (a)	427,504	2,715,908
PT Bank Mandiri (a)	222,356	179,380
PT Bank Rakyat Indonesia (a)	1,392,457	1,560,176
PT Charoen Pokphand Indonesia Tbk	307,000	299,261
PT Indika Energy Tbk	1,000,000	372,549
PT Indo Tambangraya Megah Tbk	127,000	591,955
PT Kalbe Farma Tbk	880,000	251,429
PT Semen Gresik	1,073,143	1,190,377
PT United Tractors Tbk	409,000	937,148
		8,098,183
MALAYSIA—3.8%
Affin Holdings Berhad (a)	106,500	107,638
Alliance Financial Group Berhad	137,800	137,934
Gamuda Berhad	436,700	548,881
Genting Malaysia Berhad	213,400	234,346
Hong Leong Bank Berhad	282,116	832,548
Hong Leong Financial Group Berhad (a)	155,700	456,962
IOI Corporation Berhad	589,300	1,044,208
KLCC Property Holdings Berhad	137,400	147,326
Kuala Lumpur Kepong Berhad	70,200	386,589
Lafarge Malayan Cement Berhad	250,371	639,918
RHB Capital Berhad	528,170	1,237,016
Malayan Banking Berhad	316,900	903,375
Multi-Purpose Holdings Berhad	106,100	76,301
Parkson Holdings Berhad	39,800	75,036
PLUS Expressways Berhad	382,100	516,151
Tan Chong Motor Holdings Berhad	124,200	239,790
Telekom Malaysia Berhad	980,754	1,086,550
Tenaga Nasional Berhad	8,060	23,029
Top Glove Berhad	542,400	901,364
		9,594,962
MEXICO—3.1%
Alfa SA	178,194	1,375,759
America Movil SAB de C.V., Series L	468,700	1,250,005
Coca-Cola FEMSA SAB de C.V. (c)	14,811	1,158,516
Embotelladoras Arca, S. A. B. de C.V.	71,070	288,138
Fomento Economico Mexicano SAB (c)	42,806	2,171,548
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	20,302	95,975
Grupo Bimbo SAB de C.V.	79,401	578,440
Grupo Carso SAB de C.V., Series A	26,964	135,796
Kimberly-Clark de Mexico SA de C.V., Class A	44,323	283,762
Organizacion Soriana S.A.B. de C.V., Class B	133,502	368,942
Telefonos de Mexico SA (c)	7,515	112,199
		7,819,080
PHILIPPINES—0.4%
SM Investments Corporation (a)	86,426	1,122,543
POLAND—0.7%
KGHM Polska Miedz SA	47,071	1,890,188
RUSSIA—5.4%
Evraz Group SA (a)(b)(d)	46,413	1,385,428
Gazprom (a)(c)	143,893	3,020,314
LUKoil (c)	62,670	3,559,656
Mobile TeleSystems (a)(c)	38,555	818,523
Norilsk Nickel Mining and Metallurgical Co. (c)	117,348	2,000,783
Severstal (a) (d)	141,012	2,086,978
Tatneft (c)	21,397	669,512
		13,541,194
SINGAPORE—0.8%
Yangzijiang Shipbuilding Holdings Limited	1,522,940	2,036,140
SOUTH AFRICA—5.3%
Absa Group Limited (a)	121,236	2,320,803
Adcock Ingram Holdings Ltd.	28,479	258,345
African Rainbow Minerals Ltd.	37,668	904,032
Barloworld Limited (a)	121,019	809,098
Emira Property Fund (a)	31,776	59,240
FirstRand Limited	85,575	262,349
Fountainhead Property Trust Management Limited	201,541	199,238
Gold Fields Ltd. (c)	8,746	133,551
Grindrod Limited	32,962	79,109
Group Five Limited	18,891	98,503
Imperial Holdings Limited	97,229	1,575,804
Investec Limited (a)	173,717	1,475,850
Kumba Iron Ore Limited (a)	2,119	109,864
Metropolitan Holdings Limited	529,847	1,241,356
Netcare Limited	89,434	176,824
RMB Holdings Ltd.	286,235	1,551,803
Sanlam Limited (a)	498,596	1,873,296
Santam Limited	7,287	117,747
Sasol Ltd.	896	40,049
		13,286,862
SOUTH KOREA—12.8%
Busan Bank	124,406	1,532,912
Daegu Bank (a)	80,030	1,052,795
Daishin Securities Company (a)	56,179	739,035
Daum Communications Corp.	5,321	367,722
Dongbu Insurance Co., Ltd.	5,885	181,931
Dongkuk Steel Mill Company, Ltd.	51,880	1,242,117
GS Engineering & Construction Corp.	9,687	745,056
Halla Climate Control Corp.	23,300	436,268
Hana Financial Group, Inc.	18,360	543,433
Hanwha Chemical Corporation (a)	108,441	2,601,062
Hyundai Department Store Co., Ltd. (a)	14,092	1,705,500
Hyundai Marine & Fire Insurance Co., Ltd.	18,940	368,751
Hyundai Motor Company	5,121	687,141
Kangwon Land, Inc. (a)	87,858	1,910,878
Korea Exchange Bank	111,500	1,349,441
Korean Reinsurance Company, Ltd.	9,432	93,886
KP Chemical Corp. (a)	105,471	1,267,224
KT Corporation	1,970	78,955
LG Corp.	35,272	2,552,019
LG Display Co., Ltd. (a)	59,314	2,049,526
LG Electronics, Inc.	17,390	1,465,625
NEOWIZ Games Corporation	22,068	891,236
Orion Corporation	1,533	556,599
Pohang Iron and Steel Company	878	397,323
Samsung C&T Corporation	4,531	247,164
Samsung Electronics Co., Ltd.	9,470	6,453,137
SeAH Besteel Corporation	6,270	156,166
SK C&C Co., Ltd.	1,763	156,934
SK Communications Co., Ltd.	24,021	396,049
		32,225,885
TAIWAN—9.9%
Acer, Inc.	559,559	1,422,114
Advantech Co., Ltd.	75,000	197,334
AU Optronics Corp.	1,487,043	1,542,186
China Bills Finance Corporation (a)	407,576	112,195
Chunghwa Telecom Co., Ltd.	885,000	1,982,939
Coretronic Corp.	282,000	433,270
Delta Electronics, Inc.	416,000	1,737,689
Eternal Chemical Co., Ltd.	707,269	740,288
Farglory Land Development Co., Ltd.	172,000	418,418
Formosa Chemicals & Fiber Corporation	356,000	860,330
Foxconn Technology Co., Ltd.	34,200	108,375
Huaku Development Co., Ltd.	77,000	213,194
Lite-On Technology Corp. (a)	1,127,682	1,422,168
MediaTek, Inc. (a)	176	2,473
Nan Ya Plastics Corporation	70,000	153,258
Novatek Microelectronics Corp., Ltd.	112,000	317,270
Pou Chen Corporation	1,531,000	1,340,296
Powertech Technology, Inc.	263,000	846,038
President Chain Store Corp.	197,000	848,119
Quanta Computer, Inc. (a)	57,299	92,987
SoftWorld International Corp.	99,604	438,377
Taiwan Semiconductor Manufacturing Company Ltd.	2,477,386	4,916,471
TECO Electric & Machinery Co., Ltd.	801,000	464,065
Tong Yang Industry Co., Ltd.	209,000	359,912
Tripod Technology Corporation	76,000	290,703
TSRC Corp.	232,336	358,453
Tung Ho Steel Enterprise Corporation	204,889	191,500
U-Ming Marine Transport Corporation (a)	678,231	1,332,951
United Microelectronics Corporation (a)	2,622,022	1,162,396
Wintek Corporation	350,000	548,389
WPG Holdings Co., Ltd. (a)	828,929	1,645,043
		26,499,201
THAILAND—2.1%
Banpu PCL	8,000	189,786
Charoen Pokphand Foods PCL (e)	435,700	362,485
CP ALL PCL	439,735	612,152
Krung Thai Bank PCL	4,023,091	2,240,206
Thai Airways International PCL (a)	1,498,986	1,938,557
		5,343,186
TURKEY—3.4%
Akbank TAS (a)	66,897	407,965
Albaraka Turk Katilim Bankasi AS (a)	80,540	149,847
Arcelik AS	176,820	968,660
Eregli Demir ve Celik Fabrikalari TAS	162,613	577,079
Ford Otomotiv Sanayi AS	27,935	238,695
Haci Omer Sabanci Holding AS (a)	36,619	189,252
Selcuk Ecza Deposu Ticaret Ve Sanayi AS	93,444	163,553
Tofas Turk Otomobil Fabrikasi AS	77,507	400,567
Tupras—Turkiye Petrol Rafinerileri AS	6,765	181,805
Turkiye Halk Bankasi AS (a)	224,268	2,070,832
Turkiye Is Bankasi AS	590,178	2,501,099
Turkiye Sise ve Cam Fabrikalari AS	442,862	787,337
		8,636,691
TOTAL COMMON STOCK
(Cost $184,833,474)		229,988,925
Preferred Stock—6.7%
BRAZIL—6.7%
Banco ABC Brasil	15,311	153,363
Banrisul SA	112,602	1,130,532
Bradespar SA	61,572	1,469,282
Brasil Telecom Participacoes SA	79,817	524,369
Cia Brasileira de Distribuicao Grupo Pao de Acucar	39,893	1,371,528
Companhia Paranaense de Energia-COPEL	14,404	316,138
Eletropaulo Metropolitana SA	65,487	1,165,277
Industrias Klabin de Papel e Celulose	360,663	998,772
Itau Unibanco Holding SA	34,751	828,643
Marcopolo SA	54,626	180,241
Metalurgica Gerdau SA (a)	82,433	1,326,932
Suzano Papel e Celulose SA	63,353	599,114
Telecomunicacoes de Sao Paulo SA	37,880	926,243
Telemar Norte Leste SA	9,860	260,849
Ultrapar Participacoes SA	26,001	1,559,570
Vale SA (a)	154,325	4,210,021
TOTAL PREFERRED STOCK
(Cost $14,707,945)		17,020,874
Exchange Traded Funds—2.0%
UNITED STATES—2.0%
Vanguard Emerging Markets ETF (Cost $5,012,283)	111,657	5,069,228
Short Term Investments—6.9%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement . 01%, 10/01/10, (Dated 09/30/10), Collateralized by $16,545,000 par U.S. Treasury Note—2.5% due 04/30/2015, Market Value $17,714,732, Repurchase Proceeds $17,366,005 (Cost $17,366,000)	$17,366,000	17,366,000
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $221,919,702)		269,445,027
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—1.7%
Money Market—1.7%
JP Morgan Prime Money Market Fund—Inst. (Cost $4,259,949)	4,259,949	4,259,949
TOTAL INVESTMENTS—108.3%
(Cost $226,179,651)		273,704,976
OTHER ASSETS & LIABILITIES (Net)—(8.3%)		(20,986,076)
NET ASSETS—100%		$252,718,900

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	NVDR—Non Voting Depository Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	24.1%
Materials	14.5%
Energy	13.0%
Information Technology	13.0%
Industrials	8.7%
Consumer Discretionary	8.5%
Consumer Staples	6.8%
Telecommunication Services	5.9%
Health Care	1.7%
Utilities	1.5%
Exchange Traded Funds	2.0%
Cash and Other Assets (Net)	0.3%
100.0%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS
 September 30, 2010 (unaudited)

Common Stock—94.7%
	Shares	Value
AUSTRALIA—1.9%
BHP Billiton Ltd.	208,300	7,812,365
AUSTRIA—2.0%
Andritz AG	114,860	8,046,358
BELGIUM—3.1%
KBC Groep N.V. (a)	167,985	7,517,464
Solvay S.A.	45,180	4,808,057
		12,325,521
CANADA—2.1%
Methanex Corporation	341,607	8,367,410
CYPRUS—0.7%
Prosafe SE	422,862	2,597,594
FINLAND—6.3%
Kone OYJ-B	210,900	10,870,631
Konecranes OYJ	148,280	5,531,557
YIT OYJ	384,617	9,096,347
		25,498,535
FRANCE—6.7%
Christian Dior S.A.	67,973	8,863,463
Imerys S.A.	69,252	4,138,389
Technip S.A.	131,550	10,553,785
Transgene S.A.	142,827	3,195,326
		26,750,963
GERMANY—13.1%
BASF SE	130,100	8,184,176
Demag Cranes AG	128,000	4,897,741
Hannover Rueckvers	156,800	7,194,989
Muenchener Rueckvers AG	41,100	5,679,034
Symrise AG	342,950	9,507,810
Tognum AG	388,200	8,576,582
Wincor Nixdorf AG	131,700	8,566,033
		52,606,365
INDIA—3.7%
Infosys Technologies Ltd. (b)	48,800	3,284,728
State Bank of India (c)	81,050	11,614,465
		14,899,193
IRELAND—5.8%
CRH plc	334,800	5,477,940
Greencore Group plc	4,794,128	7,693,082
Smurfit Kappa Group plc (a)	998,510	10,008,267
		23,179,289
ITALY—2.3%
Trevi Finanziaria SpA	648,666	9,165,912
JAPAN—11.5%
Asahi Breweries Ltd.	363,200	7,260,522
Iino Kaiun Kaisha, Ltd.	1,076,000	5,744,506
Kansai Electric Power Company Inc.	273,000	6,624,024
KDDI Corporation	1,204	5,757,697
Meiji Holdings Co., Ltd.	151,800	7,141,178
Nippon Yusen Kabushiki Kaisha	1,715,000	7,020,948
Showa Denko K.K.	3,379,000	6,471,630
		46,020,505
NORWAY—3.1%
Camillo Eitzen & Co. ASA (a)	588,679	953,967
DnB NOR ASA	856,692	11,630,815
		12,584,782
SOUTH AFRICA—2.8%
Metorex Ltd.	4,915,693	2,844,080
Sasol Ltd.	190,535	8,516,370
		11,360,450
SOUTH KOREA—4.7%
Samsung Electronics Company Ltd.	16,285	11,097,079
SK Telecom Company Ltd.	51,793	7,789,958
		18,887,037
SWEDEN—10.2%
Autoliv Inc.	139,634	9,122,289
Duni AB	1,179,500	10,761,941
Investor AB-B Shares	502,056	10,155,734
Svenska Handelsbanken AB-A Shares	328,500	10,722,271
		40,762,235
SWITZERLAND—2.0%
Novartis AG	138,400	7,951,104
THAILAND—2.9%
Thai Oil PCL	6,724,400	11,687,384
UNITED KINGDOM—9.8%
Barratt Developments plc (a)	5,339,856	8,294,076
BBA Aviation plc	571,376	1,693,184
Bellway plc	791,028	7,166,641
Lloyds TSB Group plc (a)	6,182,217	7,207,439
Persimmon plc (a)	1,109,088	6,967,475
Taylor Wimpey plc (a)	17,610,191	7,852,690
		39,181,505
TOTAL COMMON STOCK
(Cost $413,212,633)		379,684,507

Short Term Investments—5.4%
	Par Value	Value
COMMERCIAL PAPER—5.4%
General Electric Capital Corporation, 0.08%, due 10/01/2010
(Cost $10,730,000)	$10,730,000	10,730,000
State Street Global Advisors FDS, 0.00%, due 10/01/2010
(Cost $10,922,300)	$10,922,300	10,922,300
TOTAL SHORT TERM INVESTMENTS—5.4%		21,652,300
TOTAL INVESTMENTS—100.1%
(Cost $434,864,933)		401,336,807
OTHER ASSETS & LIABILITIES (NET)—(0.1%)		(584,277)
NET ASSETS—100%		$400,752,530

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
(c)	GDR—Global Depository Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	17.9%
Industrials	17.9%
Materials	16.9%
Consumer Discretionary	14.7%
Energy	8.3%
Information Technology	5.7%
Consumer Staples	5.5%
Telecommunication Services	3.4%
Health Care	2.8%
Utilities	1.6%
Other Assets & Liabilities	5.3%
100.0%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS
September 30, 2010 (unaudited)

Common Stock—92.5%
	Shares	Value
AUSTRALIA—2.6%
Austal Limited	545,400	1,287,992
Sigma Pharmaceuticals Ltd.	2,784,100	1,288,125
		2,576,117
BELGIUM—2.8%
Agfa-Gevaert Group	197,400	1,452,391
Kinepolis Group	21,100	1,376,547
		2,828,938
BRAZIL—2.0%
Equatorial Energia S.A.	194,485	1,174,564
Redentor Energia SA	194,485	884,648
		2,059,212
CAMBODIA—1.7%
NagaCorp Ltd.	9,993,637	1,764,227
CANADA—1.2%
Astral Media, Inc.	32,700	1,227,699
CHINA—13.8%
China Fishery Group Limited	904,923	1,361,097
China Gerui Advanced Materials Group Limited	199,400	1,138,574
China Hongxing Sports Limited	13,500,700	1,846,039
China Natural Gas, Inc.	177,900	1,053,168
Lihua International, Inc.	136,100	1,178,626
Samson Holding Ltd.	7,665,000	1,372,895
Sichuan Expressway Company Limited	2,002,500	1,341,795
Texwinca Holdings Limited	1,127,300	1,285,562
VST Holdings Ltd.	3,432,900	915,676
VTech Holdings Limited	107,900	1,101,872
Xinhua Winshare Publishing and Media Co., Ltd.	2,398,300	1,282,513
		13,877,817
CYPRUS—2.1%
Prosafe SE	338,600	2,079,982
FRANCE—1.2%
Bonduelle SA	12,900	1,222,817
GERMANY—1.4%
Demag Cranes AG	37,000	1,415,753
INDIA—8.3%
KRBL Limited Derivative (a)	2,168,500	1,734,800
LIC Housing Finance Ltd. Derivative (a)	52,900	1,691,213
NIIT Technologies Derivative (a)	334,900	1,510,399
South Indian Bank Derivative (a)	3,600,000	1,908,000
Usha Martin Group Derivative (a)	807,100	1,565,774
		8,410,186
IRELAND—5.6%
Glanbia plc	329,700	1,555,920
Greencore Group plc	751,901	1,206,651
IFG Group plc	839,235	1,483,768
United Drug plc	415,200	1,411,116
		5,657,455
ITALY—2.5%
De’Longhi SpA	280,400	1,529,190
Trevi Finanziaria SpA	73,700	1,041,410
		2,570,600
JAPAN—4.8%
Accordia Golf Co., Ltd.	1,253	1,178,906
Chugoku Marine Paints, Ltd.	159,300	1,138,402
DaiichiKosho Co. Ltd.	82,600	1,285,372
Iino Kaiun Kaisha, Ltd.	233,100	1,244,465
		4,847,145
LUXEMBOURG—1.0%
Transcom WorldWide S.A. (a)(b)	353,500	997,650
NETHERLANDS—1.7%
Dockwise Ltd.	67,700	1,676,353
NORWAY—4.5%
ABG Sundal Collier Holding ASA	972,500	1,093,521
Pronova BioPharma ASA	409,300	746,233
SpareBank 1SMN	170,904	1,420,275
SpareBank NOrd-Norge	72,500	1,272,631
		4,532,660
PHILIPPINES—2.1%
Manila Water Company, Inc.	4,974,800	2,151,571
SINGAPORE—3.2%
Breadtalk Group Ltd.	3,117,600	1,361,760
M1 Ltd.	1,092,400	1,817,347
		3,179,107
SOUTH AFRICA—3.0%
Clicks Group Limited	260,000	1,641,714
Metorex Limited (a)	2,360,000	1,365,429
		3,007,143
SWEDEN—4.3%
Duni AB	173,700	1,584,866
Loomis AB	117,300	1,403,908
Nolato AB	114,900	1,362,451
		4,351,225
SWITZERLAND—2.8%
Bobst Group SA (a)	33,500	1,485,701
Vetropack Holding AG	826	1,347,403
		2,833,104
THAILAND—2.7%
Hana Microelectronics PCL	1,337,400	1,123,681
Thai Union Frozen Products plc	829,900	1,579,134
		2,702,815
UNITED KINGDOM—17.2%
Alternative Networks plc	816,900	2,460,589
BBA Aviation plc	455,402	1,349,513
Character Group plc (a)	667,900	1,586,316
Clarkson plc	97,500	1,539,713
CSR plc (a)	185,300	1,046,336
Galliford Try plc	245,878	1,276,248
Halfords Group plc	151,200	1,053,078
Hampson Industries plc	1,430,207	708,616
Healthcare Locums plc	385,900	776,937
Keller Group plc	129,000	1,198,149
The Restaurant Group plc	375,000	1,557,762
Vitec Group plc	184,848	1,465,368
Wetherspoon (JD) plc	193,500	1,336,733
		17,355,358
TOTAL COMMON STOCK
(Cost $78,270,199)		93,324,934
Rights—0.0%
THAILAND—0.0%
Thai Union Frozen Products plc	41,495	10,091
Preferred Stock—1.9%
GERMANY—1.9%
Drädagerwerk AG
(Cost $603,624)	20,900	$1,904,693
Short Term Investments—7.5%
	Par Value	Value
COMMERCIAL PAPER—7.5%
State Street Global Advisors FDS, 0.00%, due 10/01/2010
(Cost $7,550,693)	$7,550,693	7,550,693
TOTAL INVESTMENTS—101.9%
(Cost $86,424,516)		102,790,411
OTHER ASSETS & LIABILITIES (NET)—(1.9%)		(1,942,933)
NET ASSETS—100%		$100,847,478

(a)	Non-income producing security
(b)	SDR—Special Depository Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	24.2%
Industrials	17.3%
Consumer Staples	9.9%
Financials	8.8%
Health Care	7.5%
Information Technology	7.0%
Materials	6.5%
Utilities	5.2%
Telecommunication Services	4.2%
Energy	3.7%
Cash and Other Assets	5.6%

The accompanying notes are an integral part of these financial statements.

  QUANT FUNDS
QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010 (unaudited)
	Small Cap	Long/Short
Assets:
Investments at Value (Includes collateral from securities on loan of $1,167,707; $7,352,939; $4,259,949; $0; $0, respectively* (Note 2)	$97,820,959	$69,582,152
Repurchase Agreements/Commercial Paper	6,907,000
Foreign Currency at Value (Cost $297,820 for Emerging Markets, $43 for Foreign Value and $13,934 for Foreign Value Small Cap)	—	—
Cash	1,376	286,771
Dividends, Interest and Foreign Tax Reclaims Receivable	99,399	117,155
Receivable for Investments Sold	3,120,714	—
Receivable for Shares of Beneficial Interest Sold	1,742	851
Other Assets	13,863	7,527
Total Assets	$107,965,053	$69,994,456
Liabilities:
Securities Sold Short, at Value (proceeds of $13,667,463)	$—	$14,488,189
Payable for Investments Purchased	4,068,140	—
Payable for Shares of Beneficial Interest Repurchased	670	13,323
Payable for Compensation of Manager (Note 3)	81,671	38,944
Payable for Distribution Fees (Note 3)	19,082	9,784
Payable to Custodian	3,735	8,797
Payable to Transfer Agent (Note 3)	6,798	9,307
Payable for Collateral Received for Securities Loaned	1,167,707	7,352,939
Payable for Foreign Capital Gain Tax	—	—
Payable For Dividend Expense On Securities Sold Short	—	933
Unrealized gain/loss on forward foreign currency contracts (Note 2)	—	—
Variation margin payable	—	1,890
Other Accrued Expenses	30,832	(5,072)
Total Liabilities	$5,378,635	$21,919,034
Net Assets	$102,586,418	$48,075,422

*	Includes securities on loan to brokers with market value of $1,140,243; $7,158,938; $4,063,420; $0; $0, respectively.

QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Emerging Markets	Foreign Value	Foreign Value Small Cap
$256,338,976	$379,684,507	$95,239,718
17,366,000	21,652,300	7,550,693

298,056	48	15,345
1,415	93,735	—
400,291	971,427	250,014
1,053,124	—	—
282,003	27,836	24,102
7,239	22,387	9,403
$275,747,104	$402,452,240	$103,089,275

$—	$—	$—
17,546,575	779,958	2,024,491
94,466	148,694	—
179,203	306,360	78,189
38,917	62,758	17,793
16,407	(541)	11,539
28,479	57,230	13,208
4,259,949	—	—
812,393	352,607	64,971
—	—	—

34,461	5,218	14,752
—	—	—
17,354	(12,574)	16,854
$23,028,204	$1,699,710	$2,241,797
$252,718,900	$400,752,530	$100,847,478

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

	Small Cap	Long/Short
Net Assets Consist Of:
Shares of Beneficial Interest	$119,061,702	$67,465,635
Undistributed Net Investment Income	445,576	327,127
Accumulated Net Realized Gain/(Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency	(34,958,143)	(19,121,652)
Unrealized Appreciation/(Depreciation) of Investments and Foreign Denominated Assets, Liabilities and Currency	18,037,283	(605,182)
Unrealized Appreciation/(Depreciation) of Futures Contracts	—	9,494
Net Assets	$102,586,418	$48,075,422
Investments at Cost	$86,690,676	$69,366,609
Net assets
Ordinary Shares	$95,912,784	$47,750,796
Institutional Shares	$6,673,634	$324,626
Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized)
Ordinary Shares	5,735,952	4,475,435
Institutional Shares	353,410	29,263
Net Asset Value and Offering Price Per Share
Ordinary Shares	$16.72	$10.67
Institutional Shares	$18.88	$11.09

QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Emerging Markets		Foreign Value	Foreign Value Small Cap

$267,319,396		$667,997,207	$75,679,851
5,042,467		6,173,236	1,109,727

(66,296,455)		(239,550,218)	7,749,545

46,653,492	**	(33,867,695)	16,308,355

—		—	—
$252,718,900		$400,752,530	$100,847,478
$226,179,651		$434,864,933	$86,424,516

$222,539,759		$330,395,642	$91,718,214
$30,179,141		$70,356,888	$9,129,264

9,707,343		25,655,267	8,422,162
1,299,445		5,457,193	835,820

$22.92		$12.88	$10.89
$23.22		$12.89	$10.92

**	Includes foreign capital gains tax of $115,499.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2010 (unaudited)
	Small Cap	Long/Short
Investment Income:
Dividends*	$679,680	$673,452
Interest	234	—
Securities Lending Income	4,314	7,450
Miscellaneous	—	148
Total Investment Income	684,228	681,050
Expenses:
Dividend Expense On Securities Sold Short	—	18,715
Stock Loan Fees	—	44,658
Compensation of Manager (Note 3)	502,434	247,648
Distribution Fees, Ordinary Shares (Note 3)	117,495	61,332
Administrative Fees (Note 3)	15,589	7,798
Custodian and Fund Accounting Fees	28,504	31,120
Regulatory and Compliance (Note 3)	10,902	5,450
Transfer Agent Fees (Note 3):
Ordinary Shares	80,732	43,004
Institutional Shares	5,416	484
Audit and Legal	13,378	6,689
Registration Fees	15,971	11,507
Insurance	3,991	1,998
Compensation of Trustees (Note 3)	6,447	3,224
Printing	7,033	3,520
Miscellaneous	6,718	4,576
Total Expenses Before Waivers/Reimbursements/Reductions	814,610	491,723
Waivers and/or Reimbursements of Expenses (Note 3)	—	—
Fees Reduced by Credits Allowed by Custodian (Note 3)	—	(11)
Expenses, Net	814,610	491,712
Net Investment Income/(Loss)	(130,382)	189,338
Realized and Unrealized Gain/(Loss) on Investments, Foreign Currency, and Foreign Translation:
Net Realized Gain/(Loss) (Note 2) on:
Investments	3,011,192	3,303,437
Securities Sold Short Transactions	—	(912,423)
Foreign Denominated Assets, Liabilities, and Currency	—	—
Futures Contracts	—	62,885
Change in Unrealized Appreciation/(Depreciation) of:
Investments	(1,286,455)	(7,121,147)
Securities Sold Short Transactions	—	1,270,535
Foreign Denominated Assets, Liabilities, and Currency	—	—
Futures Contracts	—	9,494
Net Realized and Unrealized Gain/(Loss)	1,724,737	(3,387,219)
Net Increase/(Decrease) in Net Assets From Operations	$1,594,355	$(3,197,881)

*	Dividends are net of foreign withholding taxes of $7,391 for Small Cap, $483,400 for Emerging Markets, $630,900 for Foreign Value and $81,335 for Foreign Value Small Cap

QUANT FUNDS

STATEMENT OF OPERATIONS (continued)
Emerging Markets	Foreign Value	Foreign Value Small Cap

$4,613,601	$4,625,957	$1,690,544
81	5,976	2,579
456	—	—
34	—	—
4,614,172	4,631,933	1,693,123

—	—	—
—	—	—
1,058,961	2,000,658	496,748
231,551	418,534	114,260
32,885	62,951	16,186
182,780	110,885	63,362
22,982	44,007	11,284

152,227	277,828	74,388
21,365	53,757	6,426
28,207	54,004	13,852
23,620	24,591	15,499
8,391	16,053	4,205
13,584	26,011	6,684
14,723	28,168	7,495
11,463	22,976	7,635
1,802,739	3,140,423	838,024
—	—	—
—	—	—
1,802,739	3,140,423	838,024
2,811,433	1,491,510	855,099

11,482,902	(5,253,137)	7,790,365
—	—	—
(137,468)	(4,626)	(117,219)
—	—	—

3,241,801	12,061,453	(3,806,383)
—	—	—
(444,580)	(13,482)	(22,030)
—	—	—
14,142,655	6,790,208	3,844,733

$16,954,088	$8,281,718	$4,699,832

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS
	Small Cap
	Six Months Ended September 30, 2010	Year Ended March 31, 2010
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(130,382)	$747,601
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	3,011,192	(2,131,430)
Net realized gain/(loss) on futures contracts	—	—
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(1,286,455)	42,535,784
Change in Unrealized appreciation (depreciation) of futures contracts	—	—
Net increase/(decrease) from operations	$1,594,355	$41,151,955
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(166,855)
Institutional shares	—	(21,762)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(188,617)

Fund share transactions (Note 8)	(5,597,411)	(3,597,853)
Contributions to capital from mgrs/brokers	—	25

Increase/(decrease) in net assets	$(4,003,056)	$37,365,510
Net assets beginning of period	106,589,474	69,223,964
Net assets end of period*	$102,586,418	$106,589,474
* Includes undistributed net investment income/(loss) of:	$445,576	$575,958

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Long/Short
	Six Months Ended September 30, 2010	Year Ended March 31, 2010
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$189,338	$258,344
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	2,391,014	2,249,050
Net realized gain/(loss) on futures contracts	62,885	—
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(5,850,612)	13,603,852
Change in Unrealized appreciation (depreciation) of futures contracts	9,494	—
Net increase/(decrease) from operations	$(3,197,881)	$16,111,246
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(120,372)
Institutional shares	—	(2,488)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(122,860)

Fund share transactions (Note 8)	(3,531,073)	(4,782,560)
Contributions to capital from mgrs/brokers	—	677

Increase/(decrease) in net assets	$(6,728,954)	$11,206,503
Net assets beginning of period	54,804,376	43,597,873
Net assets end of period*	$48,075,422	$54,804,376
* Includes undistributed net investment income/(loss) of:	$327,127	$137,790

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets
	Six Months Ended September 30, 2010	Year Ended March 31, 2010
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,811,433	$2,615,809
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	11,345,434	21,873,966
Net realized gain/(loss) on futures contracts	—	—
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	2,797,221	107,500,961
Change in Unrealized appreciation (depreciation) of futures contracts	—	—
Net increase/(decrease) from operations	$16,954,088	$131,990,736
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(824,167)
Institutional shares	—	(111,587)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(935,754)

Fund share transactions (Note 8)	3,791,206	(88,878,390)
Contributions to capital from mgrs/brokers	16	—

Increase/(decrease) in net assets	$20,745,310	$42,176,592
Net assets beginning of period	231,973,590	189,796,998
Net assets end of period*	$252,718,900	$231,973,590
* Includes undistributed net investment income/(loss) of:	$5,042,467	$2,231,034

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Six Months Ended September 30, 2010	Year Ended March 31, 2010
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,491,510	$4,669,469
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	(5,257,763)	(106,488,180)
Net realized gain/(loss) on futures contracts	—	—
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	12,047,971	311,243,529
Change in Unrealized appreciation (depreciation) of futures contracts	—	—
Net increase/(decrease) from operations	$8,281,718	$209,424,818
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(10,593,651)
Institutional shares	—	(2,023,876)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(12,617,527)

Fund share transactions (Note 8)	(45,222,169)	(2,423)
Contributions to capital from mgrs/brokers	71	375

Increase/(decrease) in net assets	$(36,940,380)	$196,805,243
Net assets beginning of period	437,692,910	240,887,667
Net assets end of period*	$400,752,530	$437,692,910
* Includes undistributed net investment income/(loss) of:	$6,173,236	$4,681,726

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Small Cap
	Six Months Ended September 30, 2010	Period Ended March 31, 2010
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$855,099	$653,192
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	7,673,146	1,051,032
Net realized gain/(loss) on futures contracts	—	—
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(3,828,413)	34,258,072
Change in Unrealized appreciation (depreciation) of futures contracts	—	—
Net increase/(decrease) from operations	$4,699,832	$35,962,296
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(345,343)
Institutional shares	—	(29,098)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(374,441)

Fund share transactions (Note 8)	(36,925,756)	74,915,340
Contributions to capital from mgrs/brokers	—	—

Increase/(decrease) in net assets	$(32,225,924)	$110,503,195
Net assets beginning of period	133,073,402	22,570,207
Net assets end of period*	$100,847,478	$133,073,402
* Includes undistributed net investment income/(loss) of:	$1,109,727	$254,628

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2010 (unaudited)
Increase(Decrease) in cash—
Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$(3,197,881)
Purchase of investment securities	(69,452,265)
Sale of investment securities	73,576,161
Decrease in deposits with brokers for short sales	—
Decrease Receivable for Investments Sold	—
Decrease in dividends and interest receivable	13,388
Decrease in accrued expenses	(23,022)
Increase in securities sold short	106,401
Decrease in dividends payable for securities sold short	(1,301)
Increase in Futures Margin payable	1,890
Unrealized appreciation on securities	5,850,611
Net realized gains from investments	(3,303,437)
Net cash used in operating activities	6,768,426

Cash flows from financing activities:
Proceeds from shares sold	873,216
Payment on shares redeemed	(4,390,805)
Paid in Surplus	—
Cash distributions paid	—
Net cash provided by financing activities	(3,517,589)
Net increase/(decrease) in cash	$52,956

Cash:
Beginning balance—04/01/10	233,815
Ending balance—09/30/10	$286,771

Supplemental disclosure of cash flow information:

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents. Securities and Exchange Commission regulations do not require cash flow statements for Small Cap, Emerging Markets, Foreign Value, and Foreign Value Small Cap Funds.

The accompanying notes are an integral part of these financial statements.

QUANT SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	For the six months ended September 30,	Years Ending March 31,
	2010	2010	2009	2008	2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$16.45	$10.22	$19.45	$23.88	$22.99	$21.13
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.02)	0.11	0.06	0.07	(0.19)	(0.22)
Net realized and unrealized gain/(loss) on securities	0.29	6.15	(9.23)	(3.56)	2.91	5.16
Total from Investment Operations	0.27	6.26	(9.17)	(3.49)	2.72	4.94
Less Distributions:
Dividends from net investment income	—	(0.03)	—	(0.11)	—	—
Distributions from realized capital gains	—	—	(0.06)	(0.83)	(1.83)	(3.08)
Total Distributions	—	(0.03)	(0.06)	(0.94)	(1.83)	(3.08)
Net Asset Value, End of Period	$16.72	$16.45	$10.22	$19.45	$23.88	$22.99
Total Return (d)	1.64%	61.27%	(47.11)%	(15.17)%	12.01%	24.51%
Net Assets, End of Period (000’s)	$95,913	$99,444	$61,943	$119,949	$124,998	$98,879
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.64%	1.65%	1.64%	1.59%*	1.82%	1.88%
Net	1.64%	1.65%	1.64%	1.59%*	1.82%	1.88%
Ratio of net investment income (loss) to average net assets (c)	(0.27)%	0.81%	0.31%	0.31%	(0.80)%	(1.00)%
Portfolio Turnover	29%	50%	72%	39%	41%	57%

* Expense ratio declined from year ended March 31, 2007 to 2008.The prior year was the result of the reduction of the 12b-1 fee from 50 basis points to 25 basis points on June 1, 2007.

The accompanying notes are an integral part of these financial statements.

QUANT SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	For the six months ended September 30,	Years Ending March 31,
	2010	2010	2009	2008	2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$18.56	$11.51	$21.86	$26.71	$25.39	$22.96
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	—	0.20	0.10	0.12	(0.08)	(0.12)
Net realized and unrealized gain/(loss) on securities	0.32	6.91	(10.39)	(3.94)	3.23	5.63
Total from Investment Operations	0.32	7.11	(10.29)	(3.82)	3.15	5.51
Less Distributions:
Dividends from net investment income	—	(0.06)	—	(0.20)	—	—
Distributions from realized capital gains	—	—	(0.06)	(0.83)	(1.83)	(3.08)
Total Distributions	—	(0.06)	(0.06)	(1.03)	(1.83)	(3.08)
Net Asset Value, End of Period	$18.88	$18.56	$11.51	$21.86	$26.71	$25.39
Total Return (d)	1.72%	61.83%	(47.04)%	(14.87)%	12.58%	25.06%
Net Assets, End of Period (000’s)	$6,674	$7,146	$7,281	$24,282	$12,400	$12,298
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.40%	1.41%	1.42%	1.30%	1.31%	1.38%
Net	1.40%	1.41%	1.42%	1.30%	1.31%	1.38%
Ratio of net investment income (loss) to average net assets (c)	(0.05)%	1.35%	0.48%	0.45%	(0.30)%	(0.50)%
Portfolio Turnover	28%	50%	72%	39%	41%	57%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,
	2010	2010	2009	2008	2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$11.37	$8.24	$14.07	$17.04	$14.76	$12.88
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.04	0.05	(0.04)	(0.09)	(0.02)	0.03
Net realized and unrealized gain/(loss) on securities	(0.74)	3.10	(5.78)	(2.30)	2.33	1.86
Total from Investment Operations	(0.70)	3.15	(5.82)	(2.39)	2.31	1.89
Less Distributions:
Dividends from net investment income	—	(0.02)	(0.01)	—	(0.03)	(0.01)
Distributions from realized capital gains	—	—	—	(0.58)	—	—
Total Distributions	—	(0.02)	(0.01)	(0.58)	(0.03)	(0.01)
Net Asset Value, End of Period	$10.67	$11.37	$8.24	$14.07	$17.04	$14.76
Total Return (d)	(6.16)%	38.30%	(41.36)%	(14.43)%	15.63%	14.67%
Net Assets, End of Period (000’s)	$47,751	$54,213	$43,014	$69,767	$75,376	$59,975
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.99%	2.10%	2.71%	2.18%	1.74%	1.65%
Net including dividend and interest expense for securities sold short	1.99%	2.10%	2.71%	2.12%	1.71%	1.61%
Net excluding dividend and interest expense for securities sold short	1.91%	1.92%	1.98%	1.90%	1.69%	—
Ratio of net investment income (loss) to average net assets (c)	0.76%	0.50%	(0.38)%	(0.52)%	(0.14)%	0.21%
Portfolio Turnover Excluding Short Positions (f)	110%	191%	207%	171%	83%	105%

Note: This fund changed its investment strategy on November 1, 2006.

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	For the six months ended September 30,		Years Ending March 31,
	2010	2010		2009	2008	2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$11.80	$8.54	$14.71	$17.80	$15.40	$13.43
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.05	0.08	(0.10)	(0.10)	0.06	0.10
Net realized and unrealized gain /(loss) on securities	(0.76)	3.22	(6.02)	(2.41)	2.44	1.94
Total from Investment Operations	(0.71)	3.30	(6.12)	(2.51)	2.50	2.04
Less Distributions:
Dividends from net investment income	—	(0.04)	(0.05)	—	(0.10)	(0.07)
Distributions from realized capital gains	—	—	—	(0.58)	—	—
Total Distributions	—	(0.04)	(0.05)	(0.58)	(0.10)	(0.07)
Net Asset Value, End of Period	$11.09	$11.80	$8.54	$14.71	$17.80	$15.40
Total Return (d)	(6.02)%	38.71%	(41.66)%	(14.49)%	16.22%	15.19%
Net Assets, End of Period (000’s)	$325	$591	$584	$1,009	$1,279	$984
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.76%	1.81%	3.19%	2.23%	1.25%	1.16%
Net including dividend and interest expense for securities sold short	1.76%	1.81%	3.19%	2.17%	1.22%	1.11%
Net excluding dividend and interest expense for securities sold short	1.68%	1.63%	2.46%	1.95%	1.20%	—
Ratio of net investment income (loss) to average net assets (c)	0.88%	0.75%	(0.86)%	(0.56)%	0.35%	0.71%
Portfolio Turnover Excluding Short Positions (f)	110%	191%	207%	171%	83%	105%
Note: This Fund changed its investment strategy on November 1, 2006 from Growth & Income to Long/Short.
(a) Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f) Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2010	2010	2009	2008	2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$21.23	$12.06	$27.04	$23.34	$19.85	$14.23
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.27	0.18	0.33	0.26	0.16	0.21
Net realized and unrealized gain/(loss) on securities	1.42	9.05	(14.76)	4.42	4.02	6.28
Total from Investment Operations	1.69	9.23	(14.43)	4.68	4.18	6.49
Less Distributions:
Dividends from net investment income	—	(0.06)	(0.43)	(0.16)	(0.22)	(0.22)
Distributions from realized capital gains	—	—	(0.12)	(0.82)	(0.47)	(0.65)
Total Distributions	—	(0.06)	(0.55)	(0.98)	(0.69)	(0.87)
Net Asset Value, End of Period	$22.92	$21.23	$12.06	$27.04	$23.34	$19.85
Total Return (d)	7.96%	76.56%	(53.27)%	19.35%	21.36%	46.77%
Net Assets, End of Period (000’s)	$222,540	$205,727	$164,133	$491,462	$276,698	$144,088
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.73%	1.74%	1.67%	1.60%	1.67%	1.83%
Net	1.73%	1.74%	1.67%	1.60%	1.67%	1.83%
Ratio of net investment income (loss) to average net assets (c)	2.63%	0.99%	1.66%	0.91%	0.77%	1.23%
Portfolio Turnover	40%	120%	67%	18%	24%	34%

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	For the six months ended September 30,	Years Ending March 31,
	2010	2010	2009	2008	2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$21.48	$12.19	$27.46	$23.67	$20.11	$14.39
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.30	0.27	0.34	0.33	0.21	0.29
Net realized and unrealized gain/(loss) on securities	1.44	9.11	(14.98)	4.50	4.08	6.35
Total from Investment Operations	1.74	9.38	(14.64)	4.83	4.29	6.64
Less Distributions:
Dividends from net investment income	—	(0.09)	(0.51)	(0.22)	(0.26)	(0.27)
Distributions from realized capital gains	—	—	(0.12)	(0.82)	(0.47)	(0.65)
Total Distributions	—	(0.09)	(0.63)	(1.04)	(0.73)	(0.92)
Net Asset Value, End of Period	$23.22	$21.48	$12.19	$27.46	$23.67	$20.11
Total Return (d)	8.10%	77.02%	(53.17)%	19.67%	21.68%	47.39%
Net Assets, End of Period (000’s)	$30,179	$26,247	$25,664	$40,501	$12,759	$1,707
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.48%	1.50%	1.48%	1.39%	1.41%	1.45%
Net	1.48%	1.50%	1.48%	1.39%	1.41%	1.45%
Ratio of net investment income (loss) to average net assets (c)	2.85%	1.48%	1.82%	1.12%	1.02%	1.75%
Portfolio Turnover	40%	120%	67%	18%	24%	34%
(a) Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2010	2010	2009	2008	2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$12.45	$6.97	$19.87	$23.07	$19.91	$15.92
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.04	0.13	0.35	0.19	0.18	0.24		(f)
Net realized and unrealized gain/(loss) on securities	0.39	5.71	(11.53)	(2.11)	4.12	3.96
Total from Investment Operations	0.43	5.84	(11.18)	(1.92)	4.30	4.20
Less Distributions:
Dividends from net investment income	—	(0.36)	(0.11)	(0.19)	(0.07)	(0.13)
Distributions from realized capital gains	—	—	(1.61)	(1.09)	(1.07)	(0.08)
Total Distributions	—	(0.36)	(1.72)	(1.28)	(1.14)	(0.21)
Net Asset Value, End of Period	$12.88	$12.45	$6.97	$19.87	$23.07	$19.91
Total Return (d)	3.45%	84.05%	(55.95)%	(8.71)%	22.08%	26.59%
Net Assets, End of Period (000’s)	$330,396	$369,626	$193,798	$781,136	$778,104	$441,614
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.61%	1.62%	1.62%	1.56%	1.60%	1.69%
Net	1.61%	1.62%	1.62%	1.56%	1.60%	1.69%
Ratio of net investment income (loss) to average net assets (c)	0.71%	1.17%	2.49%	0.83%	0.88%	1.41	%(f)
Portfolio Turnover	4%	24%	20%	44%	19%	29%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	For the six months ended September 30,	Years Ending March 31,
	2010	2010	2009	2008	2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$12.45	$6.98	$19.98	$23.19	$20.01	$15.98
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.05	0.14	0.38	0.26	0.25	0.29		(g)
Net realized and unrealized gain/(loss) on securities	0.39	5.71	(11.60)	(2.13)	4.12	3.98
Total from Investment Operations	0.44	5.85	(11.22)	(1.87)	4.37	4.27
Less Distributions:
Dividends from net investment income	—	(0.38)	(0.17)	(0.25)	(0.12)	(0.16)
Distributions from realized capital gains	—	—	(1.61)	(1.09)	(1.07)	(0.08)
Total Distributions	—	(0.38)	(1.78)	(1.34)	(1.19)	(0.24)
Net Asset Value, End of Period	$12.89	$12.45	$6.98	$19.98	$23.19	$20.01
Total Return (d)	3.53%	84.12%	(55.85)%	(8.49)%	22.37%	26.96%
Net Assets, End of Period (000’s)	$70,357	$68,067	$47,090	$140,999	$115,200	$30,972
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.36%	1.37%	1.38%	1.32%	1.35%	1.45%
Net	1.36%	1.37%	1.38%	1.32%	1.35%	1.45%
Ratio of net investment income (loss) to average net assets (c)	0.92%	1.29%	2.77%	1.18%	1.13%	1.70	%(g)
Portfolio Turnover	4%	24%	20%	44%	19%	29%
(a) Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f) Includes non-recurring income of $277,072.
(g) Includes non-recurring income of $22,928.

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Period Ending March 31,
	2010	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$10.28	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.08	0.07	0.03
Net realized and unrealized gain/(loss) on securities	0.55	5.42	(5.15)
Total from Investment Operations	0.63	5.49	(5.12)
Less Distributions:
Dividends from net investment income	—	(0.03)	(0.04)
Distributions from realized capital gains	—	—	(0.02)
Total Distributions	—	(0.03)	(0.06)
Net Asset Value, End of Period*	$10.89	$10.28	$4.82
Total Return (d)	5.93%	114.00%	(51.25)%
Net Assets, End of Period (000’s)	$91,718	$124,971	$18,978
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.70%	1.64%	2.00%**
Net	1.70%	1.64%	1.97%**
Ratio of net investment income (loss) to average net assets (c)	1.71%	0.82%	0.66%**
Portfolio Turnover	23%	14%	10%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	For the six months ended September 30,	Period Ending March 31,
	2010	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$10.30	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.09	0.11	0.07
Net realized and unrealized gain/(loss) on securities	0.44	5.41	(5.19)
Total from Investment Operations	0.53	5.52	(5.12)
Less Distributions:
Dividends from net investment income	—	(0.04)	(0.04)
Distributions from realized capital gains	—	—	(0.02)
Total Distributions	—	(0.04)	(0.06)
Net Asset Value, End of Period*	$10.92	$10.30	$4.82
Total Return (d)	6.02%	114.55%	(51.20)%
Net Assets, End of Period (000’s)	$9,129	$8,103	$3,592
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.48%	1.43%	1.88%**
Net	1.48%	1.43%	1.85%**
Ratio of net investment income (loss) to average net assets (c)	1.80%	1.27%	1.10%**
Portfolio Turnover	23%	14%	10%

* Fund commenced operations May 1, 2008.
** Annualized.
(a) Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d) Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2010 (unaudited)

1. Organization of the Trust

The Quantitative Group of Funds d/b/a “Quant Funds” (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has five series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective.

Quant Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Quant Long/Short Fund (“Long/Short”) seeks long-term growth of capital. Prior to November 1, 2006, Quant Long/Short Fund used a long only investment strategy and its investment objective was long-term growth of capital and income.

Quant Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Quant Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Quant Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Each Fund offers two classes of shares designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class bears its own transfer agent fees and only Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Fund’s prospectus. Please refer to those documents when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles, that require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Board of Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using the Valuation Procedures. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Carrying Value at September 30, 2010	Future Contracts Assets or Liabilities*
	Level 1	Level 2	Total	Level 1
Small Cap
Common Stocks**	$81,076,025	$—	$81,076,025	$—
Depository Receipts	2,500,353	—	2,500,353	—
Limited Partnership Units	28,356	—	28,356	—
Real Estate Inv. Trusts	12,987,559	—	12,987,559	—
Shares of Beneficial Interest	60,959	—	60,959	—
Short Term Investments	—	8,074,707	—	—
Total	$96,653,252	$8,074,707	$104,727,959	$—
Long/Short
Common Stock**	$60,577,194	$—	$60,577,194	$—
Real Estate Inv. Trusts	1,452,123	—	1,452,123	—
Short Term Investments	—	22,479,921	22,479,921	—
Futures	—	—	—	1,890
Total Assets	$62,029,317	$22,479,921	$84,509,238	$1,890
Liabilities in Securities Sold Short—
Common Stock**	$(14,324,908)	$—	$(14,324,908)	$—
Real Estate Inv. Trusts	(163,281)	—	(163,281)	—
Total Liabilities	$(14,488,189)	$—	$(14,488,189)	$—
Emerging Markets
Common Stocks**	$200,368,756	$—	$200,368,756	$—
Depository Receipts	29,244,599	—	29,244,599	—
Mutual Funds	5,069,228	—	5,069,228	—
Preferred Stock	17,020,874	—	17,020,874	—
Real Estate Inv. Trusts	375,570	—	375,570	—
Short Term Investments	—	21,625,949	21,625,949	—
Total	$252,079,027	$21,625,949	$273,704,976	$—
Foreign Value
Common Stock**	$353,097,930	$11,687,384	$364,785,314	$—
Depository Receipts	14,899,193	—	14,899,193	—
Short Term Investments	—	21,652,300	21,652,300	—
Total	$367,997,123	$33,339,684	$401,336,807	$—
Foreign Value Small Cap
Common Stock**	$81,214,283	$2,702,814	$83,917,097	$—
Depository Receipts	997,651	—	997,651	—
Preferred Stock	1,904,693	—	1,904,693	—
Short Term Investments	—	7,550,693	7,550,693	—
Rights	10,091	—	10,091	—
Warrants	—	8,410,186	8,410,186	—
Total	$84,126,718	$18,663,693	$102,790,411	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.
Common Stock
Emerging Markets
Balance as of 3/31/2010	$121,408
Realized gain (loss)	$—
Changed in unrealized appreciation (depreciation)	$—
Net purchases (sales)	$—
Transfer in and/or out of Level 3	$(121,408)
Balances as of 09/30/2010	$—

*	Represents variation margin on the last day of the reporting period.

**           Refer to Schedule of Investments for breakout by type.

At September 30, 2010, the number of open futures contracts in the Long/Short Fund is nine. Only current day’s variation margin is reported as an asset or liability within the statement of assets and liabilities.

The realized gains or losses and change in unrealized gains or losses on future contracts are reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2010.
Derivatives Not Accounted for as Hedging Instruments	Realized Gain (Loss) On Futures Recognized in Income	Changes in Unrealized Appreciation (Depreciation) on Futures Recognized in Income
Long/Short	$62,885	$9,494

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

Spot Foreign Currency Contracts at 09/30/10:

Emerging Markets Fund
Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
Hong Kong Dollar	789,415	USD	101,735	10/04/10	$13
Hungarian Forint	19,471,025	USD	95,519	10/01/10	(157)
Singapore Dollar	474,094	USD	359,733	10/01/10	(412)
South African Rand	569,016	USD	81,503	10/04/10	215
United States Dollar	5,516,860	BRL	9,325,700	10/01/10	(22,104)
United States Dollar	112,589	BRL	190,320	10/01/10	(451)
United States Dollar	289,892	IDR	2,590,765,755	10/01/10	390
United States Dollar	411,302	IDR	3,675,807,185	10/01/10	553
United States Dollar	897,826	MYR	2,766,651	10/01/10	(1,599)
United States Dollar	761,014	MXN	9,540,990	10/01/10	(5,508)
United States Dollar	988,393	ZAR	6,880,940	10/05/10	(5,401)
United States Dollar	149,625	THB	4,541,107	10/01/10	—
United States Dollar	360,002	THB	10,926,069	10/01/10	—
					$(34,461)

Foreign Value Fund
Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
United States Dollar	272,889	NOK	1,599,130	10/01/10	$(1,678)
United States Dollar	380,325	NOK	2,224,523	10/04/10	(3,048)
United States Dollar	131,961	NOK	775,176	10/05/10	(492)
					$(5,218)

Foreign Value Small Cap Fund
Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
United States Dollar	851,927	NOK	4,992,292	10/01/10	$(5,237)
United States Dollar	1,187,317	NOK	6,944,617	10/04/10	(9,515)
					$(14,752)

Short Sales

Quant Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. Upon selling a security short, Long/Short Fund’s Custodian will segregate cash, cash equivalents or other appropriate liquid securities in an amount no less than the current market value of the securities sold short and will maintain such collateral until Long/Short Fund replaces the borrowed security. Long/Short Fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments and securities sold short. Long/Short Fund records realized gain (loss) on a security sold short when a short position is terminated by Long/Short Fund. Long/Short Fund will incur a loss if the price of a security increases between the date of the short sale and the date on which Long/Short Fund replaces the borrowed security. Long/Short will realize a gain if the price of borrowed security declines between the date of a short sale and the date Long/Short Fund replaces the borrowed security.

Securities Lending

To generate additional income, each the Small Cap Fund, Emerging Markets Fund and Foreign Value Fund use Securities Finance Trust Company (“eSecLending”) as lending agent. The Small Cap Fund, Emerging Markets Fund and Foreign Value Fund may each lend up to 30% of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or with the Funds’ approval, other securities. Securities are loaned by eSecLending to certain pre-approved brokers (“the borrowers”). The borrowers are required to provide cash or U.S. Government securities as collateral against loaned securities in the amount of at least 105% of the market value of borrowings for the Emerging Markets and Foreign Value Funds, and at least 102% of the borrowings for the Small Cap Fund. Collateral is marked-to-market daily. Cash collateral received by the Funds is invested in a registered money market fund.

The Quant Long/Short Fund uses State Street Bank and Trust Company (“State Street”) as lending agent for the Quant Long/Short Fund pursuant to a Securities Lending Authorization Agreement. The Long/Short Fund may lend up to 331&sol;3% of its assets. Securities are loaned by State Street to certain pre-approved borrowers. The initial collateral received shall have (depending on the nature of the loaned securities and the collateral received) a value of at least 102% or 105% of the market value of the loaned securities, or such other value, but not less than 102% of the market value of the loaned securities, as may be applicable in the jurisdiction in which such loaned securities are customarily traded. Collateral of cash and/or securities is marked-to-market daily. Cash collateral is invested in a registered money market fund that may be managed by State Street or one of its affiliates.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks. State Street provides indemnification against borrower default.

At September 30, 2010, the following Funds had collateral and loans outstanding of:
	Value of Collateral		Value of Loaned Securities
Quant Small Cap Fund	$1,167,707		$1,140,243
Long/ Short Fund	22,280,025	*	21,671,332
Quant Emerging Markets Fund	4,259,949		4,063,420

*
Collateral of 102% is received on behalf of the securities loaned by the Long/Short Fund. A portion of the collateral received, ($7,352,939 for the six months ended September 30, 2010), is held in a registered money market fund and a portion, $14,927,086 was used to release cash collateral held by the short sales agent, State Street, to allow the Fund to purchase securities with such short sale proceeds.

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Quantitative Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur 12b-1 distribution fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of Small Cap, Long/Short, Emerging Markets, Foreign Value, and Foreign Value Small Cap Funds.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of this Fund individually exceeds 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the six months ended September 30, 2010 aggregate management fees were $4,306,450.

The Manager has entered into advisory contracts with the following subadvisors (collectively the “Advisors”) to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap), Analytic Investors, LLC (Long/Short), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, LLC (Foreign Value and Foreign Value Small Cap.)

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Advisors of the Funds are as follows:

Small Cap	0.47% of average daily total net assets

Long/Short	0.45% of the first $100 million and
0.40% of amounts in excess of $100 million of average daily total net assets;

Emerging Markets	0.40% of average daily total net assets;

Foreign Value	0.35% of the first $35 million,
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets

Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor received a monthly fee at the annual rate of (i) 0.25% of the average daily net asset value of the Ordinary Shares of the Funds.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the six months ended September 30, 2010 the aggregate distribution fees of the Funds were $943,171.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the six months ended September 30, 2010, the aggregate fees of the Funds were $715,626.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the six months ended September 30, 2010, fees paid pursuant to this agreement were $135,409.

The Board of Trustees of the Funds has approved reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Funds. For the six months ended September 30, 2010, the Trustees have approved reimbursements that amounted to $94,626.

Custody and fund accounting services are provided by State Street and its affiliates. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the six months ended September 30, 2010, each Trustee, including the Trustee who is or may be considered to be affiliated with the Manager, the Distributor and the Transfer Agent, received one-half of the annual Trustee’s fee of $21,000, with the exception of the Chairman of the Audit Committee and the Lead Independent Trustee of the Board. Each of the Chairman of the Audit Committee and the Lead Independent Trustee of the Board was paid one-half of the annual amount of $24,000. The affiliated Trustee, who also is an officer of the Funds, did not receive any other compensation from the Funds.

All officers of the Funds are or may be considered to be affiliated with the Manager, the Distributor and the Transfer Agent. No officer of the Funds, other than the affiliated Trustee, received any compensation from the Funds.

4. Purchases and Sales

During the six months ended September 30, 2010, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Long/Short, Emerging Markets, Foreign Value, and Foreign Value Small Cap were $28,054,561, $69,452,264, $92,765,613, $15,727,746 and $22,123,041, respectively. Sales of such securities for the Funds were $34,098,515, $73,576,161, $87,402,084, $57,369,825 and $56,972,114, respectively. Securities sold short are excluded from the Long/Short Fund numbers as they are generally held for less than one year.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

Certain Funds had capital loss carryovers at March 31, 2010. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584 when the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust (“SSR”), were acquired in a merger which occurred on May 2, 2003 pursuant to a Plan of Reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund in the merger for purposes of maintaining the financial statements and performance history in the post-reorganization periods and the acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended, and may therefore expire unutilized. As of March 31, 2010 the capital loss carryovers were as follows:

Portfolio	Capital Loss Expires March 31, 2011	Capital Loss Expires March 31, 2016	Capital Loss Expires March 31, 2017	Capital Loss Expires March 31, 2018	Total Capital Loss
Small Cap Fund	$—	$—	$12,418,995	$23,795,469	$36,214,464
Long/Short Fund	—	—	2,671,166	14,909,223	17,580,389
Emerging Markets Fund	—	—	44,819,035	31,309,051	76,128,086
Foreign Value Fund	932,449	—	80,608,820	131,156,114	212,697,383
Foreign Value Small Cap Fund	—	—	—	—	—

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.

At September 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Portfolio	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)
Small Cap	$87,189,237	$22,032,364	$(3,995,081)	$18,037,283
Long/Short	63,891,450	3,177,618	(3,782,800)	(605,182)
Emerging Markets	223,251,817	52,810,020	(5,284,696)	47,525,324
Foreign Value	434,867,282	63,091,012	(96,619,138)	(33,528,126)
Foreign Value Small Cap	87,394,550	20,997,970	(4,632,075)	16,365,895

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:
	Six Months Ended September 30, 2010		Year Ended March 31, 2010
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	190,605	$3,044,080	616,767	$8,505,968
Shares issued in reinvestment of distributions	—	—	10,752	156,762
Shares redeemed	(498,459)	(8,050,519)	(646,575)	(8,834,143)
Net Change	(307,854)	(5,006,439)	(19,056)	(171,413)

Institutional Shares
Shares sold	18,060	322,126	61,117	992,998
Shares issued in reinvestment of distributions	—	—	1,312	21,550
Shares redeemed	(49,673)	(913,098)	(309,802)	(4,440,988)
Redemption fees	—	—
Net Change	(31,613)	(590,972)	(247,373)	(3,426,440)

Total Net Change For Fund		$(5,597,411)		$(3,597,853)

	Six Months Ended September 30, 2010		Year Ended March 31, 2010
	Shares	Dollars	Shares	Dollars
Long/Short
Ordinary Shares
Shares sold	77,996	$867,001	388,733	$3,869,231
Shares issued in reinvestment of distributions	—	—	10,130	111,739
Shares redeemed	(372,433)	(4,161,515)	(848,257)	(8,564,514)
Net Change	(294,437)	(3,294,514)	(449,394)	(4,583,544)

Institutional Shares
Shares sold	536	$5,906	4,319	$41,778
Shares issued in reinvestment of distributions	—	—	218	2,489
Shares redeemed	(21,330)	(242,465)	(22,871)	(243,283)
Redemption fees
Net Change	(20,794)	(236,559)	(18,334)	(199,016)

Total Net Change For Fund		$(3,531,073)		$(4,782,560)

Emerging Markets
Ordinary Shares
Shares sold	2,944,186	$64,779,968	5,756,404	$104,705,318
Shares issued in reinvestment of distributions	—	—	38,441	786,122
Shares redeemed	(2,926,107)	(62,579,730)	(9,715,787)	(180,344,576)
Net Change	18,079	2,200,238	(3,920,942)	(74,853,136)

Institutional Shares
Shares sold	232,186	4,834,099	683,681	11,800,520
Shares issued in reinvestment of distributions	—	—	5,392	111,454
Shares redeemed	(154,531)	(3,243,131)	(1,572,205)	(25,937,228)
Redemption fees
Net Change	77,655	1,590,968	(883,132)	(14,025,254)

Total Net Change For Fund		$3,791,206		$(88,878,390)
Foreign Value
Ordinary Shares
Shares sold	2,093,491	$25,654,504	13,262,594	$145,162,678
Shares issued in reinvestment of distributions	—	—	880,784	10,331,432
Shares redeemed	(6,133,664)	(70,652,129)	(12,236,058)	(141,205,485)
Net Change	(4,040,173)	(44,997,625)	1,907,320	14,288,625

Institutional Shares
Shares sold	253,471	2,930,583	599,263	6,268,518
Shares issued in reinvestment of distributions	—	—	164,913	1,932,784
Shares redeemed	(265,582)	(3,155,128)	(2,036,513)	(22,492,350)
Redemption fees
Net Change	(12,111)	(224,545)	(1,272,337)	(14,291,048)

Total Net Change For Fund		$(45,222,170)		$(2,423)
Foreign Value Small Cap
Ordinary Shares
Shares sold	1,589,816	$16,097,711	8,949,723	$80,886,500
Shares issued in reinvestment of distributions	—	—	36,249	342,912
Shares redeemed	(5,327,777)	(53,528,285)	(765,876)	(6,799,738)
Net Change	(3,737,961)	(37,430,574)	8,220,096	74,429,674

Institutional Shares
Shares sold	53,343	551,713	121,383	$920,199
Shares issued in reinvestment of distributions	—	—	3,073	29,098
Shares redeemed	(4,551)	(46,895)	(82,780)	(463,631)
Net Change	48,792	504,818	41,676	485,666

Total Net Change for Fund		$(36,925,756)		$74,915,340

QUANT FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Quant Funds’ web site at www.quantfunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Quant Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2010 is available without charge online at www.quantfunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

QUANT FUNDS

MANAGEMENT CONTRACT AND ADVISORY
CONTRACT APPROVAL

On May 20, 2010, the Board of the Trust approved the Management Agreement with the Manager and the advisory contracts with each Advisor to the Funds. The following describes the Board’s considerations.

Management Contract with Quantitative Investment Advisors, Inc.

Nature and Quality of Manager’s Advisory Services. The Board reviewed the Managers’ senior management and other personnel. Among other factors, the Board considered the size, education and experience of the Managers’ staff and the Managers’ approach to recruiting, training, compensating and retaining personnel. The Board considered the Managers’ supervision of Sub-Advisers. The Board considered the benefit to shareholders of investing in a fund that is part of a small family of funds using a manager-of-managers approach and providing for a selection of shareholder services, including, the ability of shareholders to exchange or transfer investments within the same class of shares among each of the Funds without incurring additional sales charges.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Manager and affiliated companies under the existing Management Agreements and under separate agreements covering administrative services, transfer agency functions and other services. The Board, including the Independent Trustees, has also considered the nature and extent of the Manager’s supervision of third party service providers, principally Fund accountants (pricing, recordkeeping), securities lending agents, custodians and subcustodians.

Fees and Expenses. The Board considered each Fund’s advisory fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of the Selected Peer Group. Fees and expenses for each Fund are discussed below under each Fund.

Conclusion. Based on its evaluation of all material factors, the Board, including the Independent Trustees, concluded that the existing advisory fee structure is fair and reasonable, and that the existing Management Agreement should be approved.

Quant Small Cap Fund — (Sub-Adviser — Columbia Partners, LLC Investment Management)

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of the Selected Peer Group, and the performance of an appropriate index or combination of indices. The Board noted that the Fund underperformed its Selected Peer Group for each of the one, three, five and ten year periods, but that the Fund outperformed the subsection of the Selected Peer Group comprised of funds managed via a similar adviser/sub-adviser structure (the “Sub-Advised Peer Group”) for the one and ten year periods.

Fees and Expenses. The Board considered the Fund’s management fee, subadvisory fee and expense ratio compared with fees and expense ratios of the Selected Peer Group. The Board noted that the Fund’s management fee and expense ratio are above the average and the median of the funds in its Selected Peer Group. Additionally, the Board noted that the Fund’s contractual management fee is competitive with the assets weighted average of the Sub-Advised Peer Group at all asset levels presented.

Conclusion. Based on its evaluation of all material factors, the Board, including the Independent Trustees, concluded that the advisory fees for the Fund are fair and reasonable, and that the existing Sub-Advisory Agreement with this Sub-Adviser should be approved.

Quant Emerging Markets Fund — (Sub-Adviser — PanAgora Asset Management, Inc.)

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of a Selected Peer Group of mutual funds, and the performance of an appropriate index or combination of indices. The Board noted that the Fund underperformed its Selected Peer Group for each of the one, three and five year periods, but outperformed the Selected Peer Group for the ten year period.

Fees and Expenses. The Board considered the Fund’s management fee, subadvisory fee and expense ratio compared with the fees and expense ratios of the Selected Peer Group. The Board noted that the Fund’s management fee is below the average and the median of the funds in its Selected Peer Group, and that the Fund’s total expense ratio is below the average and the median of the Fund’s Sub-Advised Peer Group. Additionally, the Board noted that the Fund’s contractual management fee is competitive with the assets weighted average of the Selected Peer Group at all asset levels presented and is lower than the assets weighted average of the Sub-Advised Peer Group at all asset levels presented

Conclusion. Based on its evaluation of all material factors, the Board, including the Independent Trustees, concluded that the advisory fees for the Fund are fair and reasonable, and that the existing Sub-Advisory Agreement with this Sub-Adviser should be approved.

Quant Long/Short Fund — (Sub-Adviser — Analytic Investors, LLC)

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of the Selected Peer Group, and the performance of an appropriate index or combination of indices. The Board noted that Fund outperformed its Selected Peer Group for the five year period but underperformed its Selected Peer Group for each of the one, three and ten year periods. The Board also noted that the Fund changed its investment strategy in November of 2006 and that performance prior to that date reflects the prior strategy.

Fees and Expenses. The Board considered the Fund’s management fee, subadvisory fee and expense ratio compared with the fees and expense ratios of the Selected Peer Group. The Board noted that the Fund’s management fee and expense ratio are above the average and the median of the funds in its Selected Peer Group, and the Fund’s total expense ratio is competitive with the median of the Sub-Advised Peer Group. The Board noted that the Fund’s contractual management fee is lower than the asset-weighted average of its Selected Peer Group at all asset levels presented and is competitive with its Subadvised Peer Group at various asset levels.

Conclusion. Based on its evaluation of all material factors, the Board, including the Independent Trustees, concluded that the advisory fees for the Fund are fair and reasonable, and that the existing Sub-Advisory Agreement with this Sub-Advisor should be approved.

Quant Foreign Value Fund — (Sub-Adviser — Polaris Capital Management, LLC)

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of the Selected Peer Group, and the performance of an appropriate index or combination of indices. The Board noted that the Fund outperformed its Selected Peer Group for the one and ten year periods, but had underperformed its Selected Peer Group for each of the three and five year period.

Fees and Expenses. The Board considered the Fund’s management fee, subadvisory fee and expense ratio compared with the fees and expense ratios of the Selected Peer Group. It also considered the amount and nature of fees paid by shareholders. The Board noted that Fund’s management fee and expense ratio are above the average and the median for the Selected Peer Group; however, they are competitive with the average and the median of the Sub-Advised Peer Group. Additionally, the Board noted that the contractual management fee is competitive with the assets-weighted average of the Selected Peer Group at various asset levels and the Subadvised Peer Group at all asset levels presented.

Conclusion. Based on its evaluation of all material factors, the Board, including the Independent Trustees, concluded that the advisory fees for the Fund are fair and reasonable, and that the existing Sub-Advisory Agreement with this Sub-Adviser should be approved.

Quant Foreign Value Small Cap Fund — (Sub-Adviser — Polaris Capital Management, Inc.)

Investment Performance. The Board reviewed the Fund’s investment performance since inception in May of 2008, noting that the Fund outperformed the Selected Peer Group for the one year period.

Fees and Expenses. The Board considered the Fund’s management fee, subadvisory fee and expense ratio compared with the fees and expense ratios of the Selected Peer Group. It also considered the amount and nature of fees paid by shareholders. The Board noted that the Fund’s management fee is at the median and slightly above the average of the Fund’s Selected Peer Group. The Board also noted that the expense ratio of the Fund is above the average and the median of the Selected Peer Group but is competitive with the median of the Sub-Advised Peer Group for the most recent period reviewed. Additionally, the Board noted that the contractual management fee is competitive with the assets-weighted average of the Selected Peer Group at all asset levels presented and is significantly lower than the assets weighted average of the Sub-Advised Peer Group at all asset levels presented. The Board also noted that the Fund benefited from the waiver of certain fees for a portion of its initial fiscal year, and that the expense ratio for its initial fiscal year included certain start-up expenses that will not be recurring expenses.

Conclusion. Based on its evaluation of all material factors, the Board, including the Independent Trustees, concluded that the advisory fees for the Fund are fair and reasonable, and that the proposed Sub-Advisory Agreement with this Sub-Adviser be approved.

QUANT FUNDS

NOTES

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QUANT FUNDS

SERVICE PROVIDERS

Manager	Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01772
Advisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
Analytic Investors, LLC, 555 West Fifth Street, 50th Floor,
Los Angeles, CA 90013
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 125 Summer Street,
Boston, MA 02210

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773
Custodian	State Street, 801 Pennsylvania Avenue, Kansas City, MO 64105
Fund Accountant	State Street, 801 Pennsylvania Avenue, Kansas City, MO 64105
Transfer Agent	Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Goodwin Procter LLP, 901 New York Avenue, NW, Washington, DC 20001
For Account Information
For Quant Funds information, contact your financial adviser or, if you receive account statements directly from Quant Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.quantfunds.com

ITEM 2.                      Code of Ethics

Not applicable for report period.

ITEM 3.                      Audit Committee Financial Expert

Not applicable for report period.

ITEM 4.                      Principal Accountant Fees and Services

Not applicable for report period.

ITEM 5.                                         Audit Committee of Listed Registrants

                      Not applicable.

ITEM 6.                      Schedule of Investments

Not applicable.

ITEM 7.                      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.                                         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                      Not applicable.

ITEM 10                      Submission of Matters to a Vote of Security Holders

                      Not applicable.

ITEM 11.                      Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                      Exhibits

(a)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Quantitative Group of Funds

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  November 30, 2010

By /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: November 30, 2010

EXHIBIT LIST

(a)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)              Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.